As filed with the Securities and Exchange Commission on June 24, 2013

Securities Act File No. 333-161670

Investment Company Act File No. 811-22327

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933

☒	Pre-effective Amendment No. 3

☐	Post-effective Amendment No.
☒	Registration Statement Under the Investment Company Act of 1940

☒	Amendment No. 3

Aberdeen Global Diversified Fixed Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103
(Address of Principal Executive Offices)

(800) 522-5465

(Registrant’s Telephone Number, including Area Code)

Lucia Sitar

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copies of information to:

Rose F. DiMartino, Esq.	Leonard B. Mackey, Jr., Esq.
Willkie Farr & Gallagher LLP	Clifford R. Cone, Esq.
787 Seventh Avenue	Clifford Chance US LLP
New York, New York, 10019	31 W, 52nd Street
(212) 728-8000	New York, New York 10019
(212) 878-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐      when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common Stock, $0.001 par value per share	40,000	$25.00	$1,000,000	$136.40

(1) Includes the underwriters’ over-allotment option.

(2) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(3) This amount was previously wired to the Securities and Exchange Commission’s account at US Bank in St. Louis, Missouri in payment of the required registration fee due in connection with initial filing of and amendments to this Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

Subject to Completion
Preliminary Prospectus dated June 24, 2013

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Shares

Aberdeen Global Diversified Fixed
Income Fund, Inc.

Common Shares
$25.00 per Share

The Fund. Aberdeen Global Diversified Fixed Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company.

Investment Objectives. The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

Investment Strategy. The Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of U.S. and foreign fixed income securities. The Fund will invest in both investment grade and non-investment grade debt securities (commonly referred to as high yield securities or "junk bonds"). In managing the Fund, Aberdeen Asset Managers Limited ("AAML" or the "Adviser"), the Fund's investment adviser, intends to utilize various risk management techniques, including credit quality analysis and duration management. The Adviser will seek to manage the Fund's portfolio in such a manner that, over time, the portfolio's average credit quality is investment grade; however, based upon the Adviser's judgment of how to best achieve the Fund's investment objectives, there could be prolonged periods when the Fund's average credit quality is below investment grade. The Fund may invest without limit in securities of issuers located in non-U.S. countries. The portion of the Fund's Managed Assets invested in those countries considered to be emerging markets will be limited to 40% calculated at the time of purchase.

Listing. It is anticipated that the Fund's shares of common stock ("Common Shares") will be approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "ADG."

No Prior History. The Fund's shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment in the Common Shares involves substantial risks arising from, among other strategies, the Fund's ability to invest in securities that are rated below investment grade or unrated but determined by the Adviser to be of comparable credit quality, the Fund's exposure to foreign securities denominated in U.S. dollars or foreign currencies, and the Fund's anticipated use of leverage. Below-investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "high yield" securities or "junk bonds." The Fund's potential exposure to foreign securities involves special risks, including currency risk. Because of the risks associated with investing in high yield securities and foreign securities and using leverage, an investment in the Fund may be considered speculative. Before buying any of the Common Shares, you should read the discussion of the risks of investing in the Fund in the "Risks" section beginning on page 48 of this prospectus.

Investing in the Fund's Common Shares involves certain risks that are described in the "Risks" section beginning on page 48 of this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$25.00	$
Sales load(1)	$1.125	$
Estimated offering costs	$.05	$
Proceeds, after expenses, to the Fund(2)	$23.825	$

(notes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about, , 2013.

BofA Merrill Lynch	UBS Investment Bank

J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.
Maxim Group LLC	Pershing LLC	Wunderlich Securities

The date of this prospectus is , 2013.

(notes from previous page)

(1)  The Adviser (and not the Fund) has agreed to pay from its own assets structuring fees to Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC in connection with this offering. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with this offering. See "Underwriting—Other Relationships."

(2)  The Fund has agreed to pay the underwriters $           , or $           (if the underwriters exercise their option to purchase additional Common Shares in full). Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $           , which represents $.05 per Common Share. The Adviser has agreed to pay (i) all of the Fund's organizational expenses, and (ii) the Fund's offering costs (other than the sales load) to the extent such offering costs are in excess of $.05 per Common Share. See "Summary of Fund Expenses."

(3)  The Fund has granted the underwriters an option to purchase up to                      additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus. If such option is exercised in full, the total offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $          , $            and $           , respectively. See "Underwriting."

(continued from cover page)

Leverage. The Fund currently intends to use leverage to seek to achieve its investment objectives. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may use leverage through borrowings in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets immediately after such borrowings. "Managed Assets" of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money from certain financial institutions ("Borrowings") in an initial aggregate amount of approximately 29% (as determined immediately after such Borrowings) of the value of its Managed Assets. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's Managed Assets immediately after such issuance. In addition to Borrowings and the issuance of preferred shares, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve investment leverage (such investments and transactions collectively, "effective leverage"). The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund's net asset value. Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund's interest rate exposure. The Fund will not enter into any leverage transaction if, immediately after such transaction, the Fund's total leverage including any Borrowings and preferred shares and effective leverage incurred, exceeds 50% of the Fund's Managed Assets. See "Effects of Leverage," "Risks—Leverage Risk" and "Description of Shares."

Investment Adviser and Sub-Adviser. AAML will be the Fund's investment adviser. Aberdeen Asset Management Asia Limited ("AAMAL") will be the Fund's sub-adviser. Collectively, AAML, AAMAL and their affiliates are referred to herein as "Aberdeen." See "Management of the Fund" in this prospectus and in the Fund's Statement of Additional Information (the "SAI"). The Adviser has retained TS Capital, LLC and its affiliates, TSC Distributors, LLC and TSC Fund Services, LLC to provide the Fund with certain distribution, marketing and shareholder services.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A statement of additional information dated        , 2013 (the "SAI"), as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 80 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling 1-800-522-5465; by writing to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103; or from the Fund's website once such website is active (www.aberdeenadg.com). The SAI and additional information regarding the Fund has been filed with the SEC and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC's public reference room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on SEC's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. All website addresses herein are inactive textual references, and the information from websites is not incorporated into this prospectus.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Fund Expenses	29
The Fund	31
Use of Proceeds	31
The Fund's Investments	31
Leverage	44
Risks	48
Management of the Fund	62
Net Asset Value	64
Dividends and Distributions	65
Dividend Reinvestment and Cash Purchase Plan	66
Description of Shares	68
Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws	70
Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund	72
U.S. Federal Tax Matters	73
Underwriting	77
Structuring and Shareholder Servicing Agent	79
Legal Opinions	79
Legal Proceedings	79
Table of Contents for the Statement of Additional Information	80

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund's business, financial condition and prospects may have changed since then.

PROSPECTUS SUMMARY

The following information is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"). In particular, you should carefully read the risks of investing in the Fund's Common Shares, as discussed under "Risks."

The Fund
  Aberdeen Global Diversified Fixed Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. See "The Fund."

The Offering
  The Fund is offering             shares of common stock ("Common Shares") at $25.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and UBS Securities LLC. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to an additional             Common Shares. Aberdeen Asset Managers Limited, the Fund's investment adviser ("AAML" or the "Adviser"), has to agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed .20% (or $.05 per Common Share) of the Fund's aggregate offering price. Certain underwriters, their affiliates or employees, including UBS Securities LLC, have, and other underwriters participating in this offering or their affiliates may have, a minority ownership interest in Aberdeen Asset Management PLC ("Aberdeen PLC"), the parent company of the Adviser.

Listing
  It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "ADG."

Investment Objectives and Policies
  The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

The Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of U.S. and foreign fixed income securities. The Fund may invest in fixed income securities issued by corporations, multinational organizations, governments and government agencies and/or instrumentalities. "Fixed income securities" include, but are not limited to, bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt ("Senior Loans"), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt ("Second Lien Loans"), mezzanine loans, loan participations, payment-in-kind securities (including payment-in-kind loans), zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances. The interest and dividend payments on the "fixed income securities" in which the Fund invests may be fixed or variable.

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"Managed Assets" of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

The Fund may invest without limit in securities of issuers located in non-U.S. countries. The portion of the Fund's Managed Assets invested in those countries considered to be emerging markets will be limited to 40% calculated at the time of purchase. The Fund's investments may be denominated in U.S. dollars or in foreign currencies. Under normal market conditions, the Fund will invest substantially (at least 40% of its Managed Assets) in fixed income securities issued by companies, governments or government agencies or instrumentalities located, organized or having a principal place of business outside the United States. Under normal conditions, the Fund will invest in securities from at least three different countries.

While the Fund expects to have exposure to foreign currencies in which its holdings are denominated, generally the Fund will have exposure to the U.S. dollar in an amount equal to at least 50% of net assets, either through U.S. dollar-denominated holdings or through hedging holdings denominated in foreign currencies back to U.S. dollars.

AAML will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. AAML will also manage the Fund's investments and make investment decisions on behalf of the Fund. AAML may delegate management responsibility for a portion of the Fund's portfolio to Aberdeen Asset Management Asia Limited, the Fund's sub-adviser ("AAMAL" or the "Sub-Adviser") and AAMAL will manage such portion, if any, allocated to it by AAML. Each of the Adviser and the Sub-Adviser (together, the "Advisers") is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

In managing the Fund, the Adviser intends to utilize various risk management techniques, including credit quality analysis and duration management. The Adviser will seek to manage the Fund's portfolio in such a manner that, over time, the portfolio's average credit quality is investment grade; however, based upon the Adviser's judgment of how to best achieve the Fund's investment objectives, there could be prolonged periods when the Fund's average credit quality is below investment grade. To calculate average credit quality, each portfolio holding's credit rating is market value weighted. The sum of these

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weights (numerator) is then divided by the portfolio's net assets (denominator), the result is the portfolio's average credit quality.

The Adviser will select securities for the Fund's portfolio employing the investment strategies established by Aberdeen's Global Fixed Income Team. The Adviser will regularly monitor and make allocation decisions among issuers of various regions, countries and credit qualities in order to achieve the Fund's investment objectives. The Adviser will select securities from an initial universe of over 40 countries, focusing on high real yields, pricing inefficiencies and improving credit conditions that offer income opportunities. The Adviser will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through weekly investment committee meetings. See "Investment Philosophy and Process."

The Fund has no stated maturity strategy. Rather, the Adviser will invest in securities of various maturities which it believes offer income opportunities for the Fund. However, under normal market conditions, the Fund is expected to have an average duration of between four to ten years although, at times, average duration can be shorter or longer. Average duration is determined by calculating each portfolio holding's "modified adjusted duration," which is weighted based on market value (numerator). The sum is then divided by the Fund's total assets to produce the portfolio's average duration. "Modified adjusted duration" is the effective duration identical to the Fund's index (Barclays Multiverse Corporate Index), with the exception of using the Salomon YieldBook analytics to calculate the duration of the mortgage-backed securities ("MBS") component of the index. YieldBook is proficient in handling both passthroughs and structured products, and is the industry standard for MBS analysis. The Adviser believes that "modified adjusted duration" effectively represents the duration of the Fund's portfolio of securities and those of the index.

The Fund will invest in both investment grade debt securities and non-investment grade debt securities (commonly referred to as high yield securities or "junk bonds"). Investment grade debt securities are issues that, at the time of investment, are rated by at least one of the nationally recognized statistical rating organizations ("NRSROs") within the four highest letter grades (including "BBB-" or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings Ltd. ("Fitch"), or "Baa3" or higher by Moody's Investors Service, Inc. ("Moody's")), or, if unrated, determined by the Adviser to be of comparable credit quality. Securities rated "Baa3" by Moody's are regarded by that rating agency as having an adequate capacity to pay interest and repay principal for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Securities rated "BBB-" by S&P or Fitch are considered by those rating agencies to be the lowest category of investment grade

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securities and are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to impair the issuer's capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as "split-rated securities").

Non-investment grade debt securities are issues rated below "BBB-" by S&P or Fitch, below "Baa3" by Moody's or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. Distressed securities are issues rated below "B-" by S&P or Fitch, below "B3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. Non-investment grade debt securities are commonly referred to as high yield securities or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund will not invest more than 80% of its Managed Assets in non-investment grade debt securities, calculated at the time of purchase on a weighted average basis, including distressed securities and unrated securities determined by the Adviser to be of comparable quality. The Fund may not invest more than 20% of its Managed Assets in debt securities that are rated "CCC" or below by S&P or Fitch, or "Caa" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. However, the Fund will not invest in securities that, at the time of purchase, are rated "D" or below by S&P or Fitch, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality.

The Fund will invest in asset-backed securities ("ABS"). ABS are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. Losses or delays in payment may result if the credit support or enhancement is exhausted because the required payments of principal and interest on the underlying assets are not made. The value of these securities may also change if the market for the securities becomes illiquid, there is difficulty valuing the underlying pool of assets or because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement.

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The Fund will invest in MBS, including U.S. agency MBS, commercial MBS ("CMBS") and residential MBS ("RMBS"). The Fund will limit its total exposure in each of CMBS and RMBS to 20% of the Fund's Managed Assets. With respect to U.S. agency MBS, the Fund will generally invest in securities rated AAA to A, at the time of purchase. For non-agency U.S. MBS, the Fund will generally invest in securities rated AAA to C and will limit the Fund's exposure to non-agency U.S. MBS to 20% or less of the Fund's Managed Assets. For CMBS, the Fund will generally invest in securities rated AAA to BBB.

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may invest in 144A securities, Regulation S securities, and/or securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). To the extent that 144A securities, Regulation S securities, and/or restricted securities are determined by the Adviser to be illiquid, such securities will be subject to the limitation on illiquid securities set forth above.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities. The Fund will not be required to sell securities solely as a result of such downgrades or market value fluctuations.

The Fund's investment restrictions listed in the SAI as "fundamental" may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund's investment policies and restrictions, including its investment strategies and investment objectives, are considered non-fundamental and may be changed by the Board of Directors of the Fund (the "Board of Directors" or the "Board") without shareholder approval. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Objectives and Policies" in the SAI.

Investment Adviser and Sub-Adviser
  The Fund's investment adviser will be Aberdeen Asset Managers Limited and the Fund's sub-adviser will be Aberdeen Asset Management Asia Limited. The Adviser is United Kingdom limited company located at Bow Bells House, 1 Bread Street, London, England

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EC4M9HH. The Sub-Adviser is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

AAML will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. AAML will also manage the Fund's investments and make investment decisions on behalf of the Fund. AAML may delegate management responsibility for a portion of the Fund's portfolio to AAMAL and AAMAL will manage such portion, if any, allocated to it by AAML. Each of the Advisers is a registered investment adviser under the Advisers Act.

Each of the Advisers is a wholly-owned subsidiary of Aberdeen PLC, which is the parent company of an asset management group managing approximately $322.4 billion in assets as of March 31, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. Aberdeen PLC has a global network of 31 offices in 23 countries with more than 60 fixed income professionals in 12 investment centers worldwide. In rendering investment advisory services, the Advisers have access to the resources of their investment adviser affiliates (collectively, "Aberdeen").

The Fund will pay the Adviser a fee at the annual rate of 1.00% of the Fund's average weekly Managed Assets, computed based upon Managed Assets determined at the end of each week and payable at the end of each calendar month. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, which includes assets obtained through leverage.

The Adviser pays the fees of the Sub-Adviser at the annual rate of .50% of the portion of Fund's Managed Assets allocated to the Sub-Adviser by the Adviser. The fee is computed weekly and payable monthly.

Investment Philosophy and Process
  The goal of the Adviser in managing the Fund's portfolio is to add value through rigorous fundamental research and to identify what the Adviser believes to be quality securities while attempting to manage risk through a controlled and disciplined process. The Adviser believes that:

•  pricing inefficiencies are inherent in global credit markets due to the lack of information among investors in different markets, the different behavior exhibited by investors in different markets, and the wide variety of counterparties trading and providing pricing on individual securities;

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•  major price inefficiencies occur between bonds within industries and within credit quality classes and particularly between bonds issued by the same company but denominated in different currencies;

•  a detailed and thorough fundamental company-by-company approach to analysis provides the best way to identify these opportunities;

•  a strong buy-and-sell discipline is key in exploiting these opportunities;

•  a team approach is essential to leverage global resources and collective expertise; and

•  active risk management is crucial.

The Adviser has access to the research platform of Aberdeen. Aberdeen has an integrated global credit research platform with major offices in Philadelphia, London, Singapore, and Sydney. Aberdeen has a global credit team of dedicated analysts and specialist industry portfolio managers. Aberdeen's portfolio management team oversees the process and evaluates relative value across securities, industries, markets, credit quality grades, and currencies relative to the Fund's objectives and risk tolerances.

The Adviser follows a team approach both locally and globally so as to leverage resources and collective expertise and knowledge. Regional portfolio managers lead the teams with analysts providing detailed issuer and industry analysis and financial forecasting along with relative value recommendations. These regional teams work closely with other regional teams across geographies to identify what the Adviser believes to be quality securities by finding information discrepancies and valuation differences. In locating what the Adviser believes to be quality securities, the Adviser focuses on the following:

•  issue selection

•  industry and sector allocation

•  global asset allocation

•  currency

•  duration and term structure

•  risk analysis

For further information on the Adviser's investment philosophy and process, see "Investment Philosophy and Process."

Derivatives
  Although not required, the Fund anticipates using various derivatives to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including interest rate risks arising from other investments, currency risk and credit risk; and/or (iv) earn income. The Fund may purchase and sell derivative investments such as non-deliverable

7

forwards, exchange-listed and over-the-counter put and call options on currencies, securities, equity, fixed income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. Generally, the Fund's exposure to derivative instruments for investment (i.e., non-hedging) purposes, as measured by the market value of such instruments, will not exceed 20% of the Fund's Managed Assets. In calculating the 20% limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund has an overall limit on derivatives and leverage, as detailed in "Leverage" below. To the extent that the Fund invests in derivatives that provide exposure to an underlying asset that would itself meet the 80% policy, the market value of the derivative would be included in calculating the 80% minimum. See "Risks—Derivatives Risk."

Leverage
   The Fund currently intends to use leverage to seek to achieve its investment objectives. Under the 1940 Act, the Fund may use leverage through borrowings and/or issuance of debt securities in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets immediately after such borrowings. After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money from certain financial institutions ("Borrowings") in an initial aggregate amount of approximately 29% (as determined immediately after such Borrowings) of the value of its Managed Assets. Although the Fund currently does not intend to do so, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's Managed Assets immediately after such issuance. In addition to Borrowings and the issuance of preferred shares, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve leverage (such investments and transactions collectively, "effective leverage").

The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund's net asset value ("NAV"). Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund's interest rate exposure. The Fund will not enter into any leverage transaction if, immediately after such transaction, the Fund's total leverage including any Borrowings and

8

preferred shares and effective leverage incurred exceeds 50% of the Fund's Managed Assets. It is possible that after entering into a leveraging transaction, the assets of the Fund decline due to market conditions such that this 50% limit will be exceeded. In that case, the leverage risk to holders of Common Shares ("Common Shareholders") will increase. The Fund does not currently anticipate issuing any preferred shares and/or debt securities other than Borrowings.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund's cash distributions or total return. Leverage is a speculative technique and there are special risks and costs associated with leverage. The cost associated with any use of leverage will be borne by the Common Shareholders. The Board of Directors will determine whether the Fund should utilize leverage, the terms of such leverage and the timing of its offering or arrangement. Through the use of leverage, the Fund will seek to obtain a higher return for the Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund (including the liquidation preference of preferred shares, the principal amount of outstanding Borrowings and the proceeds of any reverse repurchase agreements), the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., Borrowings, preferred shares and reverse repurchase agreements), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand. See "Leverage—Leverage Risk."

In order to seek to reduce interest rate risk if the Fund engages in leverage through Borrowings, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on leverage. See "Leverage—Interest Rate Transactions."

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net

9

investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. The use by the Fund of leverage through reverse repurchase agreements involves additional risks, including the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price, the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund. See "Leverage—Leverage Risk."

Dividends and Distributions
  Commencing with the Fund's first dividend, the Fund intends to make distributions at a level rate as determined by the Board. The rate may be changed at any time by the Board of Directors.

The Fund intends to distribute to Common Shareholders regular monthly distributions of all or a portion of its net investment income at a level rate based on the Fund's projected performance, which rate is a fixed amount that may be adjusted from time to time. In addition, the Fund intends to distribute its net realized capital gains, if any, at least annually.

The Adviser was granted exemptive relief from the SEC to permit certain closed-end funds for which it acts as investment adviser or sub-adviser to make periodic distributions of long-term capital gains more frequently than annually, subject to certain conditions. In connection with such exemptive relief, the Fund's Board of Directors may, in the future, adopt a managed distribution policy, which would allow the Fund to pay distributions, a component of which may include long-term capital gains, of approximately the same amount or percentage to Common Shareholders each month. See "Dividends and Distributions."

The Fund expects to declare its initial monthly dividend within approximately 45 days and pay its initial monthly dividend within approximately 60 days after the completion of this offering, depending on market conditions.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a tax return of capital generally will reduce a shareholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a

10

shareholder's basis are generally treated as capital gain, assuming the shares are held as capital assets. See "Dividends and Distributions."

Dividend Reinvestment and Cash Purchase Plan
Shareholders may elect to have their distributions automatically reinvested in Fund shares which will be either issued by the Fund or purchased on the open market, depending on the market price per share plus any brokerage commissions, relative to the Fund's NAV per share.

Distribution Support
  The Adviser has retained TS Capital, LLC, TSC Distributors, LLC and TSC Fund Services, LLC to provide the Fund with certain distribution, marketing and shareholder services.

Administrator
  The Fund has retained Aberdeen Asset Management Inc. ("AAMI" or the "Administrator") to serve as administrator. The address of the Administrator is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Advisers. The Fund will pay the Administrator a fee at an annual rate equal to .125% of the Fund's average weekly Managed Assets up to $1 billion, .10% between $1 billion and $2 billion, and .075% in excess of $2 billion. See "Management of the Fund—Administrator."

Sub-Administrator
  State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, will serve as the sub-administrator and fund accountant for the Fund.

Custodian
  State Street will serve as the Fund's custodian. See "Management of the Fund—Custodian."

Transfer Agent
  Computershare Trust Company, N.A. ("Computershare"), P.O. Box 43078, Providence, Rhode Island 02940, will serve as the Fund's transfer agent and dividend paying agent. See "Management of the Fund—Transfer Agent."

Closed-End Structure
  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or

11

interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

The Board of Directors has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Directors may review periodically the trading range and activity of the Common Shares with respect to its NAV, and the Board of Directors may take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Directors would vote to convert the Fund to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

U.S. Federal Tax Matters
  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a Common Shareholder's adjusted tax basis in its Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common Shares are held as capital assets). In addition, a significant portion of the distributions generally will not constitute "qualified dividend income" for U.S. federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "U.S. Federal Tax Matters."

Special Risk Considerations
  An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under "Risks" being on page 48 of this prospectus.

No Operating History.  The Fund is a diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

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Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares provides indirect exposure to the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The ability of issuers of fixed income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected if an economic downturn continues into a prolonged recession. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Also, in seeking to achieve the Fund's primary objective of current income, the Adviser will focus principally on an instrument's income-generating capacity when selecting portfolio investments. In seeking to generate income, the Fund may invest in securities with a greater potential risk of loss (or which are perceived to have a greater potential risk of loss) than higher quality securities with lower yields. In addition, if higher income opportunities become less available in established markets and issuers, the Fund may invest a higher portion of its assets in less mature issuers and less developed markets in seeking to achieve greater income. The Fund intends to regularly evaluate the level of dividends it pays as market conditions change and could reduce the level of dividends in an attempt to mitigate principal risk.

Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, experienced periods of extreme illiquidity and volatility during the financial crisis. Liquidity in the fixed income securities markets (the ability to buy and sell bonds readily) was reduced during the financial crisis. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including fixed income securities and ABS. In addition, during 2008, several major dealers of corporate fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. The reemergence of these market conditions may make valuation of some of the Fund's fixed income securities and ABS uncertain and/or result

13

in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Because of conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make. The general economic conditions may materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of fixed income securities, ABS, Senior Loans and Second Lien Loans, to finance their operations. These developments may adversely affect the broader economy, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis. The full impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of market conditions could adversely impact the Fund's portfolio.

Fixed Income Securities Risk. The Fund will invest primarily in fixed income securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high yield securities, are also subject to certain risks, including:

•  Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, and reduced demand for the issuer's goods and services.

•  Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Because interest rates are

14

currently at historically low levels, interest rate risk is more pronounced.

•  Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•  Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due. The Fund may invest up to 80% of its Managed Assets in below-investment grade debt securities, calculated at the time of purchase on a weighted average basis, including distressed securities and unrated securities determined by the Adviser to be of comparable quality. Below-investment grade fixed income securities are securities rated below "Baa3" by Moody's, below "BBB-" by S&P or Fitch, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. Below-investment grade securities are commonly referred to as high yield securities or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities.

Adverse changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments for a high yield issuer than they are for an investment grade issuer. An economic downturn could severely affect the ability of highly

15

leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Non-U.S. Government Debt Securities Risk. The Fund intends to invest in non-U.S. government debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to

16

depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an "over-the-counter" market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund's books.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Non-U.S. Securities Risk. The Fund intends to invest a substantial portion of its assets in securities of non-U.S. issuers, including issuers in emerging markets. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include that: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other

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non-U.S. taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

The Fund's investments in emerging markets may be considered speculative. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "Risks—Derivatives Risk."

Preferred Stock Risk. The Fund may invest in preferred stocks, which are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in "Special Risk Considerations—Convertible Securities Risk."

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities generally offer lower interest or

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dividend yields than non-convertible securities of similar quality. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock. Examples of convertible securities include convertible preferred stock and convertible debt.

Asset-Backed Securities Risk. The Fund will invest in ABS, which represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, debt securities, mortgages, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. Payment of interest and repayment of principal on ABS may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. ABS values may also be affected if the market for the securities becomes illiquid, there is difficulty valuing the underlying pool of assets or because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Mortgage-Backed Securities Risk. The Fund will invest in both CMBS and RMBS. MBS may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment, to the extent of the premium paid or greater. Alternatively, in a rising interest rate environment, the value of MBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS are subject to the credit risk associated with the performance of the underlying mortgage properties. The U.S. residential mortgage market has recently encountered various

19

difficulties and changed economic conditions, particularly with respect to sub-prime mortgages. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

The Fund may also invest in MBS which are interest-only ("IO") securities and principal-only ("PO") securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

Senior Loan Risk. The Fund may invest in Senior Loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund. Any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below-investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

Second Lien Loan Risk. The Fund may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or

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debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other non-investment grade securities.

Mezzanine Loan Risk. Mezzanine loans are subject to the same risks associated with investment in Senior Loans and other lower grade income securities. However, mezzanine loans may rank lower in right of payment than any outstanding Senior Loans, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Payment-in-Kind Loan Risk. The Fund may invest in payment-in-kind loans ("PIK Loans"). PIK Loans generally represent a significantly higher credit risk than coupon loans. PIK Loans have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. PIK Loan accruals may create uncertainty about the source of distributions to shareholders (that is, cash distributions might come from offering proceeds or our capital rather than income).

Credit Linked Notes Risk. The Fund may invest in credit linked notes, which are securities that are collateralized by one or more designated securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that if the issuer of the credit linked notes defaults, becomes bankrupt or suffers certain other declines in credit quality, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

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The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Credit Default Swaps Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. As a seller in a credit default swap transaction, the Fund will be incurring a form of leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Distressed Securities Risk. The Fund may invest its Managed Assets in distressed securities. Distressed securities are rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Adviser at the time of purchase. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that

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the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Common Stock Risk. The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn

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be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Leverage Risk. The Fund initially intends to utilize leverage in an aggregate amount up to 29% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets or to increase leverage resulting in an increase in the value of the Fund's assets. In the future the Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33 1/3% of its assets less all liabilities other than borrowing or may issue preferred shares in an amount up to 50% of its assets (including the proceeds from leverage). The Fund may leverage its assets through borrowings, issuance of debt or preferred shares, and/or the use of reverse repurchase agreements. The Fund may also leverage its assets through the use of derivatives and other investment techniques. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and/or to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

•  the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

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•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•  when the Fund uses leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Derivatives Risk. The Fund's use of derivatives has risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; new government regulation and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivatives depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives to generate income for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of certain derivatives will provide the Fund with a form of leverage. In addition, there may be situations in which the Adviser elects not to use derivatives which result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's use of derivatives are not otherwise available to the Fund for investment purposes. See "Risks—Derivatives Risk."

The Fund may manage some of its derivative positions, if any, by segregating an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the notional value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the limitations on borrowing under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets.

The use of derivative instruments is subject to applicable regulations of the SEC, the derivatives exchanges and clearing organizations

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upon which they are traded or cleared, the Commodity Futures Trading Commission ("CFTC"), various self-regulatory organizations and state regulatory authorities and, to the extent applicable, foreign regulations and regulatory bodies. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and regulation proposed or promulgated thereunder require many derivatives to be cleared through a central counterparty and traded on an exchange, expand entity registration requirements, and impose margin, reporting and recordkeeping requirements on market participants entering into derivative transactions. New regulations may potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

Regulatory Risk—Regulation as a Commodity Pool.  The Adviser expects to claim an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the "CEA"). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. For the Adviser to qualify for the exclusion under Regulation 4.5, the aggregate initial margin and premiums required to establish the Fund's positions in regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed five percent of the Fund's liquidation value or, alternatively, the net notional value of the Fund's aggregate investments in such regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund's liquidation value. In the event the Adviser fails to qualify for the exclusion and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income when distributed to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater transactional expenses that are borne by the Fund. See "The Fund's Investments—Investment Practices—Portfolio Turnover" and "U.S. Federal Tax Matters."

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Geopolitical Risk. Through its investments in foreign fixed income securities, the Fund may be subject to the risk of one country's foreign policy unduly influencing or upsetting domestic political and social stability in another country or region. The results of such risk could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. This risk could also adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Illiquid/Restricted Securities Risk. The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

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Anti-Takeover Provisions.  The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See "Risk Factors—Anti-Takeover Provisions."

Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

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SUMMARY OF FUND EXPENSES

The purpose of the following table and the example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table for "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The Fund's actual expenses may vary from the estimated expenses shown in the table. The table also assumes the use of leverage in an amount equal to 29% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)(2)	.20%
Dividend Reinvestment and Cash Purchase Plan Fees(3)	None
Annual Expenses (borne by Common Shareholder)	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(4)
Management Fee	1.40%
Interest Expense(5)	.60%
Other Expenses(6)	.49%
Total Annual Expenses	2.49%

(1)  The Adviser has agreed to pay (i) all of the Fund's organizational expenses, and (ii) the Fund's offering costs (other than sales load), to the extent that offering costs are in excess of $.05 per Common Share. Assuming an offering of 10,000,000 Common Shares, the total offering costs are estimated to be $1,220,000 of which $500,000 would be borne by the Fund and of which $720,000 would be paid by the Adviser.

(2)  For a description of the sales load, structuring fees and other compensation paid to the underwriters, see "Underwriting."

(3)  You will be charged a service charge and a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment and Cash Purchase Plan."

(4)  For the purposes of this table we have assumed that the Fund has utilized leverage equal to 29% of Managed Assets and the Fund pays an interest rate on borrowed money equal to 1.5% per annum. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders.

The table presented below estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use any leverage.

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage is Used)
Management Fee	1.00%
Other Expenses(6)	.42%
Total Annual Expenses	1.42%

(5)  Represents estimated interest costs at a rate of 1.5% per annum associated with the Fund's bank borrowings in one or more credit facilities (including prime brokerage facilities). The Fund's actual interest costs associated with leverage may differ from the estimates above.

(6)  The "Other Expenses" are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund's investments in other investment companies, including closed-end funds and exchange-traded funds (often referred to as "ETFs"), if any, are currently estimated not to exceed .01% of Managed Assets. See "Investment Objectives and Policies—Other Investment Companies" in the SAI.

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Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Shares, (including a sales load of $45 and estimated offering expenses of $2), assuming (i) the Fund issues 10,000,000 Common Shares in this offering, (ii) total annual expenses of 2.49% of net assets attributable to the Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

1 Year	3 Years	5 Years	10 Years
$71	$121	$173	$316

The example above should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the example. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on August 28, 2009, as a Maryland corporation pursuant to Articles of Incorporation, as amended (the "Charter"). The Fund has no operating history. The Fund's principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, and its telephone number is 1-800-522-5465. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $            ($          if the Underwriters exercise the option to purchase additional Common Shares in full) after payment of the estimated offering costs. The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed .20% (or $.05 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

THE FUND'S INVESTMENTS

Investment Objectives and Policies

The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

The Fund's investment restrictions listed in the SAI as "fundamental" may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategies and objectives, are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

The Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of U.S. and foreign fixed income securities. The Fund may invest in fixed income securities issued by corporations, multinational organizations, governments and government agencies and/or instrumentalities. "Fixed income securities" include, but are not limited to, bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt ("Senior Loans"), mezzanine loans, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt ("Second Lien Loans"), loan participations, payment-in-kind securities (including payment-in-kind loans), zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances. The interest and dividend payments on the "fixed income securities" in which the Fund invests may be fixed or variable.

The Fund may invest without limit in securities of issuers located in non-U.S. countries, except with respect to those countries considered to be emerging markets, in which the Fund will invest no more than 40% of its Managed Assets. The Fund's investments may be denominated in U.S. dollars or in foreign currencies. Under normal market conditions, the Fund will invest substantially (at least 40% of its Managed Assets) in fixed income securities issued by companies, governments or government agencies or instrumentalities located, organized or having a principal place of business outside the United States. Under normal conditions, the Fund will invest in securities from at least three different countries.

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While the Fund expects to have exposure to foreign currencies in which its holdings are denominated, generally the Fund will have exposure to the U.S. dollar in an amount equal to at least 50% of net assets, either through U.S. dollar-denominated holdings or through hedging holdings denominated in foreign currencies back to U.S. dollars.

AAML will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. AAML will also manage the Fund's investments and make investment decisions on behalf of the Fund. AAML may delegate management responsibility for a portion of the Fund's portfolio to AAMAL and AAMAL will manage such portion, if any, allocated to it by AAML. Each of the Advisers is a registered investment adviser under the Advisers Act.

In managing the Fund, the Adviser intends to utilize various risk management techniques, including credit quality analysis and duration management. The Adviser will seek to manage the Fund's portfolio in such a manner that, over time, the portfolio's average credit quality is investment grade; however, based upon the Adviser's judgment of how to best achieve the Fund's investment objectives, there could be prolonged periods when the Fund's average credit quality is below investment grade. To calculate average credit quality, each portfolio holding's credit rating is market value weighted. The sum of these weights (numerator) is then divided by the portfolio's net assets (denominator), the result is the portfolio's average credit quality.

The Adviser will select securities for the Fund's portfolio employing the investment strategies established by Aberdeen's Global Fixed Income Team. The Adviser will regularly monitor and make allocation decisions among issuers of various regions, countries and credit qualities in order to achieve the Fund's investment objectives. The Adviser will select securities from an initial universe of over 40 countries, focusing on high real yields, pricing inefficiencies and improving credit conditions that offer income opportunities. The Adviser will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through weekly investment committee meetings. See "Investment Philosophy and Process."

The Fund has no stated maturity strategy. Rather, the Adviser will invest in securities of various maturities which it believes offer income opportunities for the Fund. However, under normal market conditions, the Fund is expected to have an average duration of between four to ten years although, at times, average duration can be shorter or longer. Average duration is determined by calculating each portfolio holding's "modified adjusted duration," which is weighted based on market value (numerator). The sum is then divided by the Fund's total assets to produce the portfolio's average duration. "Modified adjusted duration" is the effective duration identical to the Fund's index (Barclays Multiverse Corporate Index), with the exception of using the Salomon YieldBook analytics to calculate the duration of the MBS component of the index. YieldBook is proficient in handling both passthroughs and structured products, and is the industry standard for MBS analysis. The Adviser believes that "modified adjusted duration" effectively represents the duration of the Fund's portfolio of securities and those of the index.

The Fund will invest in both investment grade debt securities and non-investment grade debt securities (commonly referred to as high yield securities or "junk bonds"). Investment grade debt securities are issues that, at the time of investment, are rated by at least one of the NRSROs within the four highest letter grades (including "BBB-" or higher by S&P or Fitch, or "Baa3" or higher by Moody's), or, if unrated, determined by the Adviser to be of comparable credit quality. Securities rated "Baa3" by Moody's are regarded by that rating agency as having an adequate capacity to pay interest and repay principal for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Securities rated "BBB-" by S&P or Fitch are considered by those rating agencies to be the lowest category of investment grade securities and are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to impair the issuer's capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as "split-rated securities").

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Non-investment grade debt securities are issues rated below "BBB-" by S&P or Fitch, below "Baa3" by Moody's or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. Distressed securities are issues rated below "B-" by S&P or Fitch, below "B3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. Non-investment grade debt securities are commonly referred to as high yield securities or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund will not invest more than 80% of its Managed Assets in non-investment grade debt securities, calculated at the time of purchase on a weighted average basis, including distressed securities and unrated securities determined by the Adviser to be of comparable quality. The Fund may not invest more than 20% of its Managed Assets in debt securities that are rated "CCC" or below by S&P or Fitch, or "Caa" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. However, the Fund will not invest in securities that, at the time of purchase, are rated "D" or below by S&P or Fitch, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality.

The Fund will invest in ABS. ABS are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. Losses or delays in payment may result if the credit support or enhancement is exhausted because the required payments of principal and interest on the underlying assets are not made. The value of these securities may also change if the market for the securities becomes illiquid, there is difficulty valuing the underlying pool of assets or because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement.

The Fund will invest in MBS, including U.S. agency MBS, CMBS and RMBS. The Fund will limit its total exposure in each of CMBS and RMBS to 20% of the Fund's Managed Assets. With respect to U.S. agency MBS, the Fund will generally invest in securities rated AAA to A, at the time of purchase. For non-agency U.S. MBS, the Fund will generally invest in securities rated AAA to C and will limit the Fund's exposure to non-agency U.S. MBS to 20% or less of the Fund's Managed Assets. For CMBS, the Fund will generally invest in securities rated AAA to BBB.

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may invest in 144A securities, Regulation S securities, and/or restricted securities. To the extent that 144A securities, Regulation S securities, and/or restricted securities determined by the Adviser to be illiquid, such securities will be subject to the limitation on illiquid securities set forth above.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities. The Fund will not be required to sell securities solely as a result of such downgrades or market value fluctuations.

The Fund's investment restrictions listed in the SAI as "fundamental" may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund's investment policies and restrictions, including its investment strategies and investment objectives, are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Objectives and Policies" in the SAI.

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Investment Philosophy and Process

The goal of the Adviser in managing the Fund's portfolio is to add value through rigorous fundamental research and to identify what the Adviser believes to be quality securities while attempting to manage risk through a controlled and disciplined process. The Adviser believes that:

•  pricing inefficiencies are inherent in global credit markets due to the lack of information among investors in different markets, the different behavior exhibited by investors in different markets, and the wide variety of counterparties trading and providing pricing on individual securities;

•  major price inefficiencies occur between bonds within industries and within credit quality classes and particularly between bonds issued by the same company but denominated in different currencies;

•  a detailed and thorough fundamental company-by-company approach to analysis provides the best way to identify these opportunities;

•  a strong buy-and-sell discipline is key in exploiting these opportunities;

•  a team approach is essential to leverage global resources and collective expertise; and

•  active risk management is crucial.

Capabilities  Aberdeen has an integrated global credit research platform with major offices in Philadelphia, London, Singapore, and Sydney. Aberdeen has a global credit team of dedicated analysts and specialist industry portfolio managers. Aberdeen's portfolio management team oversees the process and evaluates relative value across securities, industries, markets, credit quality grades, and currencies relative to the Fund's objectives and risk tolerances.

General The Adviser follows a team approach both locally and globally so as to leverage resources and collective expertise and knowledge. Regional portfolio managers lead the teams with analysts providing detailed issuer and industry analysis and financial forecasting along with relative value recommendations. These regional teams work closely with other regional teams across geographies to identify what the Adviser believes to be quality securities by finding information discrepancies and valuation differences.

Issue Selection  Aberdeen's analysts develop in-depth knowledge of the competitive and regulatory forces shaping issuers and industries while providing cohesive and continuous coverage of credits in transition across different credit quality grades.

Analysts identify mispriced assets through regular and systematic analysis of available market and financial data as well as discussions with target companies, those companies' customers and vendors, regulators, and other third party research analysts focused on the market, among others. Aberdeen believes that a thorough understanding of an issuer's outlook, position in its industry, future prospects, and forecasted financial results are critical in determining a credit's intrinsic value and locating quality securities. Aberdeen's process emphasizes the forecasting of financial results across issuers as Aberdeen believes that the in-depth understanding of revenue, profits, cash flow, and leverage metrics, among other measures, are critical in identifying superior opportunities and quality securities.

Portfolio managers evaluate the various opportunities identified by the team and compare them to other opportunities across industries, credit quality grades, regions and currencies to locate what the Adviser believes to be quality securities. The comparison of relative value opportunities continues across industries and regions as opportunities on a risk-adjusted basis are identified and included in the Fund's portfolio. In this process, portfolio managers monitor and manage risks such as issuer, industry, credit quality, and currency risks, among others, in concert with the other industry specialists.

Aberdeen actively analyzes and evaluates high yield credits using the same process as generally followed in investing in higher quality markets. In high yield, Aberdeen looks to reduce risk by focusing on an issuer's asset quality relative to leverage levels. Aberdeen believes that a particular focus to risk management through issuer and industry selection as well as diversification is critical to producing appropriate returns, given risk. Aberdeen calculates a metric known as capital-at-risk ("CAR"), which enables Aberdeen to measure and manage how much

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security specific risk to which the Fund is subject. In general terms, CAR is the market-weighted difference between a security's current market valuation and its value over time in a worst case distressed scenario.

Industry and Sector Allocation  Aberdeen manages aggregate exposures to industries actively. Aberdeen believes that fundamental in-depth research of issuers and the factors impacting these companies are critical in identifying quality securities and determining appropriate positioning in various industries. Aberdeen incorporates a number of factors, including, regulations, competitive forces and technology, into its determination of appropriate industry positions. Aberdeen diversifies actively among issuers, industries, regions, and currencies to attempt to reduce risk and maximize return.

Global Asset Allocation  Aberdeen has an integrated process of evaluating intrinsic value across credits, industries, geographies and currencies. Regional specialist teams are in constant contact with their global counterparts. Aberdeen follows a regular and periodic strategy process where the regional specialist industry portfolio managers meet to ensure the proper balance of investment opportunities is considered so that the Fund's investment objectives are met. The team also is responsible for managing aggregate credit risk, industry risk, interest rate risk and currency risk, among others, in the portfolio.

Currency  Aberdeen will purchase securities denominated in currencies other than the U.S. dollar. Aberdeen believes that exposure to various currencies adds incremental value on a risk-adjusted basis to the portfolio over medium to long term investment horizons. Aberdeen seeks to manage risk associated with currencies in an active fashion using an integrated global process based on its specialist currency team and its overall currency risk management systems and processes. Aberdeen also incorporates the views of regional portfolio management teams around the world.

Duration and Term Structure  Aberdeen believes that interest rates are constantly changing and add uncertainty to fixed income portfolios. Aberdeen will monitor and manage portfolio duration as well as term structure where appropriate in an effort to manage and control risk. In general, Aberdeen seeks to add value through credit, industry, region, and currency selection. However, Aberdeen will at certain times actively manage the duration and term structure of the portfolio given unique opportunities to seek to add value while appropriately managing risk.

Risk Analysis  Aberdeen rigorously monitors risk at the issuer, industry, currency, and overall portfolio level through several processes. Aberdeen believes its focus on fundamental analysis and forecasting of financial results enables the portfolio managers to identify changing risk profiles among issuers and thus to change portfolio positions accordingly. Aberdeen seeks to manage diversified portfolios where issuer, industry, and currency concentrations are evaluated and strictly managed in a effort to limit the impact of unforeseen credit events. Aberdeen also calculates and analyzes risk measures through internally developed systems and third party software with resulting management actions taken.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Below-Investment Grade Securities  The Fund may invest up to 80% of its Managed Assets in fixed income securities that are rated below-investment grade at the time of purchase, including distressed securities. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields.

If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders.

Because the risk of default is higher for below-investment grade securities than investment grade securities, the Adviser's research and credit analysis will be an especially important part of managing securities of this type.

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The Adviser will attempt to identify those issuers of below-investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Distressed Securities As noted above, the Fund may invest up to 80% of its Managed Assets in fixed income securities that are rated below-investment grade at the time of purchase, including distressed securities. Distressed securities are securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Adviser. However, the Fund may invest not more than 20% of its Managed Assets in debt securities that are rated "CCC" or below by S&P or Fitch, or "Caa" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. The Fund will not invest in debt securities that are rated "D" or below by S&P or Fitch, or comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Adviser believes they may provide the opportunity for enhanced income and/or capital appreciation.

Government Debt Securities  The Fund intends to invest in government debt securities. The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Preferred Stock  Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of an issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date, which, because they never mature, act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights, or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have characteristics similar to convertible securities as described below in "Portfolio Composition—Convertible Securities."

Convertible Securities  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the

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convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of: (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (ii) its worth if converted into the underlying common stock.

Asset-Backed Securities  The Fund may invest in ABS, including CMBS and RMBS. ABS represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, debt securities, mortgages, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose vehicles or corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset- backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. ABS are subject to the same risk of prepayment described below with respect to MBS. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for ABS than for MBS. CMBS and RMBS are examples of types of ABS.

Mortgage-Backed Securities MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government MBS include MBS issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or other government-sponsored enterprises. Other MBS are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Non-governmental MBS may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some MBS, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped MBS are created when the interest and principal components of a MBS are separated and sold as individual securities. In the case of a stripped MBS, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest- only, or "IO," security receives interest payments from the same underlying mortgage.

MBS are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

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Corporate Fixed Income Securities  Corporate fixed income securities are debt obligations issued by corporations. Corporate fixed income securities are generally used by corporations to borrow money from investors. Corporate fixed income securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate fixed income security is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate fixed income securities may be fixed or floating, or the securities may be zero coupon bonds which pay no interest. Interest on corporate fixed income securities is typically paid semi-annually and is fully taxable to the bondholder. Corporate fixed income securities contain elements of both interest rate risk and credit risk. The market value of a fixed income security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Corporate fixed income securities usually yield more than government or agency bonds due to the presence of credit risk.

Non-U.S. Securities  Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the U.S., securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Non-U.S. securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of non-U.S. issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Non-U.S. securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

Certain of the Fund's investment in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Derivatives Although not required, the Fund anticipates using various derivatives to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including interest rate risks arising from other investments, currency risk and credit risk; and/or (iv) earn income. Derivatives are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Adviser will engage in any of these practices or that these practices will achieve the desired result.

The Fund may purchase and sell derivative instruments such as non-deliverable forwards, exchange-listed and over-the-counter put and call options on securities, currencies, equity, fixed income, currency and/or interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use derivative instruments as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

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The Fund's exposure to derivative instruments for investment purposes, as measured by the total notional amount of all such instruments, will not exceed 20% of the Fund's Managed Assets. With respect to the 20% limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument.

Derivative instruments have risks including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund which create the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and volatility and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivatives depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Adviser elects not to use derivatives which result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. See "Risks—Derivatives Risk" in this prospectus and "Investment Objectives and Policies" in the SAI for further information on derivatives and their risks.

The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these transactions are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as futures and forward contracts that are not contractually required to be "cash-settled." For certain other derivatives, such as cash-settled futures and forward contracts or swap agreements, the Fund only needs to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation rather than the futures or forward contract's or the swap agreement's full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

The use of derivative instruments is subject to applicable regulations of the SEC, the derivatives exchanges and clearing organizations upon which they are traded or cleared, the CFTC, various self-regulatory organizations and state regulatory authorities and, to the extent applicable, foreign regulations and regulatory bodies. For example, the Dodd-Frank Act and regulation proposed or promulgated thereunder require many derivatives to be cleared through a central counterparty and traded on an exchange, expand entity registration requirements, and impose margin, reporting and recordkeeping requirements on market participant entering in derivative transactions. New regulations may potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

The Adviser expects to claim an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the CEA. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. For the Adviser to qualify for the exclusion under Regulation 4.5, the aggregate initial margin and premiums required to establish the Fund's positions in regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed five percent of the Fund's liquidation value or, alternatively, the net notional value of the Fund's aggregate investments in such regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund's liquidation value. In the event the Adviser fails to qualify for the exclusion and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses. See "Risks—Derivatives Risk."

Credit Linked Notes  Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow

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characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps  The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If the Fund is a seller in a credit default swap transaction, the transaction will be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

Senior Loans  The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Adviser believes corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor-in-possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P or Fitch), or may be unrated investments determined to be of comparable quality by the Adviser. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the

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case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

For purposes of the Fund's concentration limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. However, in the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Fund will treat both the lending bank or other lending institution and the corporate borrower as "issuers." Such treatment may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Second Lien Loans  The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien priority rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Mezzanine Loans The Fund's assets may include mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. The Fund believes that mezzanine loans offer an alternative investment opportunity based upon their historical returns and resilience during economic downturns.

Payment-in-Kind Loans The Fund may invest in PIK Loans. A PIK loan is a type of loan which allows the borrower in each interest period the option to pay interest in cash or to increase the loan's principal. PIK loans sometime do not provide for any cash flows from the borrower to the lender between the drawdown date and the maturity or refinancing date, not even interest, thus making it an expensive high-risk financing instrument.

Commercial Paper  Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit  Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to

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early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers' Acceptances  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities  The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Common Stock  The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Illiquid and Restricted Securities  The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate MBS, and over-the-counter options and other derivatives. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Directors will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

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The Fund may also invest, without limit, in 144A securities, Regulation S securities, and/or restricted securities. To the extent that 144A securities, Regulation S securities, and/or restricted securities are determined by the Adviser to be illiquid, such securities will be subject to the limitation on illiquid securities set forth above. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Repurchase Agreements  The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Other Securities  New financial products continue to be developed, and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and U.S. federal tax requirements applicable to investment companies.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period  During the period in which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Objectives and Policies."

Investment Practices

Lending Portfolio Securities  To generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Portfolio Turnover  The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal

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circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "U.S. Federal Tax Matters."

LEVERAGE

The Fund currently intends to use leverage to seek to achieve its investment objectives. Under the 1940 Act, the Fund may use leverage through borrowings and/or issuance of debt securities in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets immediately after such borrowings. After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to incur Borrowings in an initial aggregate amount of approximately 29% (as determined immediately after such Borrowings) of the value of its Managed Assets (or approximately 40% (as determined immediately after such Borrowings) of the value of its net assets). Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's Managed Assets immediately after such issuance. In addition to Borrowings and the issuance of preferred shares, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve leverage (such investments and transactions collectively, "effective leverage").

The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund's net asset value. Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund's interest rate exposure. The Fund will not enter into any leverage transaction if, immediately after such transaction, the Fund's total leverage including any Borrowings and preferred shares and effective leverage incurred exceeds 50% of the Fund's Managed Assets. It is possible that after entering into a leveraging transaction, the assets of the Fund decline due to market conditions such that this 50% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase. The Fund does not currently anticipate issuing any preferred shares and/or debt securities other than Borrowings.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund's cash distributions or total return. The net asset value of the Fund's Common Shares may be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund (including the liquidation preference of preferred shares, the principal amount of outstanding Borrowings and the proceeds of any reverse repurchase agreements), the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., Borrowings, preferred shares and reverse repurchase agreements), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Under the 1940 Act, the Fund generally is not permitted to borrow money if, immediately after such Borrowing, the principal amount of such Borrowings exceeds 33 1/3% of the Fund's assets less liabilities other than the Borrowings (i.e., the value of the Fund's assets must be at least 300% of the principal amount of any Borrowings). In addition, depending on the terms of the Borrowings, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors. With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary

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covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended ("the "Code") or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance.

Under the 1940 Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the outstanding preferred shares exceeds 50% of the Fund's assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund's assets must be at least 200% of the liquidation value of the outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues preferred shares, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If the Fund has preferred shares outstanding, two of the members of the Fund's Board of Directors will be elected by the holders of preferred shares, voting separately as a class. The remaining members of the Board of Directors of the Fund will be elected by Common Shareholders and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Board of Directors of the Fund. See "Description of Shares—Preferred Shares." The Fund has no current intention to issue preferred shares.

The Fund may enter into reverse repurchase agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of reverse repurchase agreements effects a form of economic leverage, because the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it will "cover" its exposure under the reverse repurchase agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a reverse repurchase agreement will not be considered a Borrowing by the Fund for purposes of the 1940 Act. The amount of financing the Fund may obtain through reverse repurchase agreements will not exceed 33 1/3% of the Fund's Managed Assets; however, the Fund has no current intention to use reverse repurchase agreements for leverage.

In determining whether to issue preferred shares or enter into Borrowings, reverse repurchase agreements or derivatives transactions, the Board of Directors would consider a variety of factors, including, but not limited to, the recommendations of the Adviser with respect to various available leverage alternatives, as well as information relating to the yield curve environment, interest rate trends, market conditions, the cost of leverage, and potential litigation risks.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and

45

changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. See "Leverage Risk" below. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 29% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected interest rate of 1.5%. The Common Shares must experience an annual return of .43% in order to cover interest payments on bank borrowings.

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(14.60)%	(7.60)%	(0.60)%	6.40%	13.4%

Common Share total return is comprised of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund's Borrowings as described above and dividend payments on any preferred shares, if any, issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table above assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments (including the proceeds from entering into a reverse repurchase agreement).

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any preferred shares or prepay any Borrowings or reverse repurchase agreements, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See "—Interest Rate Transactions" below.

The use by the Fund of leverage through reverse repurchase agreements involves additional risks, including the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the repurchase price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use by the Fund of leverage through reverse repurchase agreements also would involve the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund.

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Interest Rate Transactions

In order to seek to reduce interest rate risk if the Fund engages in leverage, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. In an interest rate swap, the Fund would agree to pay its counterparty to the interest rate swap a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. The Fund would typically use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage. The Fund may choose not to enter into interest rate swap or cap transactions or to enter into them to a limited extent, in which case the Fund would have greater exposure to interest rate risk.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to prepay any Borrowings or principal amounts of reverse repurchase agreements, or redeem some or all of any outstanding preferred shares. This redemption or prepayment would

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likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends.

No Operating History

The Fund is a diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. The Common Shares have no history of public trading.

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The ability of issuers of fixed income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected if an economic downturn continues into a prolonged recession. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Also, in seeking to achieve the Fund's primary objective of current income, the Adviser will focus principally on an instrument's income-generating capacity when selecting portfolio investments. In seeking to generate income, the Fund may invest in securities with a greater potential risk of loss (or which are perceived to have a greater potential risk of loss) than higher quality securities with lower yields. In addition, if higher income opportunities become less available in established markets and issuers, the Fund may invest a higher portion of its assets in less mature issuers and less developed markets in seeking to achieve greater income. The Fund intends to regularly evaluate the level of dividends it pays as market conditions change and could reduce the level of dividends in an attempt to mitigate principal risk.

Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed income securities, experienced periods of extreme illiquidity and volatility during the financial crisis. Liquidity in the fixed income securities markets (the ability to buy and sell bonds readily) was reduced during the financial crisis. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including fixed income securities and ABS. In addition, during 2008, several major dealers of corporate fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. The reemergence of these market conditions may make valuation of some of the Fund's fixed income securities and ABS uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of

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securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Because of conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make. The general economic conditions may materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of fixed income securities, ABS, Senior Loans and Second Lien Loans, to finance their operations. These developments may adversely affect the broader economy, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis. The full impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of market conditions could adversely impact the Fund's portfolio.

Fixed Income Securities Risk

The Fund will invest a majority of its Managed Assets in fixed income securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high yield securities, are also subject to certain risks, including:

•  Issuer Risk.  The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, and reduced demand for the issuer's goods and services.

•  Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Because interest rates are currently at historically low levels, interest rate risk is more pronounced.

•  Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•  Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

Credit and Below-Investment Grade Securities Risk

Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due. The Fund may invest up to 80% of its Managed Assets in fixed income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed income securities are securities rated below "Baa3" by Moody's, below "BBB-" by S&P or Fitch, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality at the time of purchase. Below-investment grade instruments are commonly referred to as high yield securities or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The

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market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

U.S. Government Securities Risk

U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Non-U.S. Government Debt Securities Risk

The Fund intends to invest in non-U.S. government debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

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Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an "over-the-counter" market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund's books.

Credit Rating Agency Risk

Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Non-U.S. Securities Risk

The Fund intends to invest a substantial portion of its assets in securities of non-U.S. issuers, including emerging markets. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

The Fund's investments in emerging markets may be considered speculative. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "Derivatives Risk."

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Preferred Stock Risk

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in "Risks—Convertible Securities Risk."

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. Examples of convertible securities include convertible preferred stock and convertible debt.

Asset-Backed Securities Risk

ABS represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, debt securities, mortgages, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. Payment of interest and repayment of principal on ABS may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. ABS values may also be affected if the market for the securities becomes illiquid, there is difficulty valuing the underlying pool of assets or because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. CMBS and RMBS are examples of types of ABS.

Mortgage-Backed Securities Risk

The Fund may invest in both CMBS and RMBS. MBS may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, MBS are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

The Fund may also invest in MBS which are IO securities and PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their

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notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

In addition to the foregoing, RMBS are subject to additional risks, including:

•  Developments in the Residential Mortgage Market.  The U.S. residential mortgage market has encountered various difficulties and changed economic conditions. Delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the sub-prime sector. In addition, recently, residential property values in various states have declined, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

•  Junior Liens.  If a residential mortgage obligation is secured by a junior lien, it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

•  Prepayments.  Depending on the length of a residential mortgage obligation underlying a RMBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

Senior Loan Risk

The Fund may invest in Senior Loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

The Fund will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below-investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

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Second Lien Loan Risk

The Fund may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other non-investment grade securities.

Mezzanine Loan Risk

Mezzanine loans are subject to the same risks associated with investment in Senior Loans and other lower grade income securities. However, mezzanine loans may rank lower in right of payment than any outstanding Senior Loans, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Payment-in-Kind Loan Risk

PIK Loans generally represent a significantly higher credit risk than coupon loans. PIK Loans have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. PIK accruals may create uncertainty about the source of distributions to shareholders (that is, cash distributions might come from offering proceeds or our capital rather than income).

Credit Linked Notes Risk

Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that if the issuer of the credit linked notes defaults, becomes bankrupt or suffers certain other declines in credit quality, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Credit Default Swaps Risk

The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in

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exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. As a seller in a credit default swap transaction, the Fund will be incurring a form of leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Distressed Securities Risk

The Fund may invest its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Adviser at the time of purchase. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Common Stock Risk

The Fund may hold common stocks which result from a corporate restructuring or stock conversion. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund's NAV per Common Share, which will fluctuate as the value of the securities held by the Fund change.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Market Discount From Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment

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activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Leverage Risk

The Fund initially intends to utilize leverage in an aggregate amount up to 29% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. In the future the Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund's Managed Assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33 1/3% of its assets less all liabilities other than borrowings or may issue preferred shares in an amount up to 50% of its assets (including the proceeds from leverage). The Fund may leverage its assets through borrowings, issuance of debt or preferred shares, and/or the use of reverse repurchase agreements. The Fund may also leverage its assets through the use of derivatives and other investment techniques. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

•  the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•  when the Fund uses leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund's Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

The funds borrowed pursuant to a leverage borrowing program (such as a reverse repurchase agreement, credit line or commercial paper program), or obtained through the issuance of preferred shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets

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of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of preferred shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares or purchase Common Shares or preferred shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the preferred shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Derivatives Risk

Derivative instruments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain on the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; new government regulation and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivatives depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of certain derivatives will provide the Fund with a form of leverage. In addition, there may be situations in which the Adviser elects not to use derivatives which result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's use of derivative instruments will not otherwise be available to the Fund for investment purposes.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivative transactions. The Fund could experience

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losses if they were unable to liquidate its position because of an illiquid secondary market. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging or investment purposes, the use of futures contracts and options on futures contracts might result in a lower overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Furthermore, the Fund's use of futures contracts and options on futures contracts involves costs and will be subject to the ability of the Adviser to correctly predict changes in interest rate relationships or other factors.

The Fund may purchase credit derivative instruments for investment purposes or to hedge the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

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If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for the purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the notional value of any swap transaction of which it is the seller. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling interest rate swaps or caps.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged.

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The regulation of the U.S. and non-U.S. securities and derivatives markets and investment funds (such as the Fund) has undergone substantial change in recent years and such change may continue. For example, the Dodd-Frank Act and regulation proposed or promulgated thereunder require many derivatives to be cleared through a central counterparty and traded on an exchange, expand entity registration requirements, and impose margin, reporting and recordkeeping requirements on market participant entering in derivative transactions. New regulations may potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Portfolio Turnover Risk

The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income when distributed to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments—Investment Practices—Portfolio Turnover" and "U.S. Federal Tax Matters."

Geopolitical Risk

Through its investments in foreign fixed income securities, the Fund may be subject to the risk of one country's foreign policy unduly influencing or upsetting domestic political and social stability in another country or region. The results of such risk could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. This risk could also adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Illiquid/Restricted Securities Risk

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Certain Affiliations

Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

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Anti-Takeover Provisions

The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of the Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Board into three classes, serving staggered three-year terms, and authorizes the Board to cause the Fund to issue additional Common Shares. The Board also may classify or reclassify any unissued Common Shares into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. In addition, the Board may, without any action by the Fund's stockholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

The Fund's charter provides that, subject to the rights of holders of any class or series of preferred stock, a Director of the Fund may be removed only for "cause," and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. These provisions, when coupled with the exclusive power of the Board to fill vacancies on the board, generally preclude the Fund's stockholders from (i) removing incumbent directors except for cause and with a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees, unless enough vacancies exist such that a stockholder vote is required under the 1940 Act. Under the 1940 Act, (a) the Board may only fill a vacancy if, immediately after filling the vacancy, at least two-thirds of the Directors have been elected by stockholders, and (b) if at any time less than a majority of the Board was elected by stockholders, a meeting of stockholders must be held as promptly as possible (but in any event within 60 days) in order to elect Directors to fill any existing vacancies on the Board, unless the SEC extends such period by order.

Under Maryland law and the Fund's charter, the dissolution of the Fund, amendments to its charter, a merger or consolidation of the Fund, a sale of all or substantially all of the Fund's assets and a statutory share exchange generally must be approved by the affirmative vote of a majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that certain matters, including certain transactions that would result in a change of control of the Fund, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of the Fund's Continuing Directors as defined in the Fund's charter.

Secondary Market for the Fund's Common Shares

The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Lending Portfolio Securities

To generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

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MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Adviser, the Sub-Adviser and other service providers.

The Investment Adviser and the Sub-Adviser

Aberdeen Asset Managers Limited will serve as the Fund's investment adviser pursuant to an investment advisory agreement ("Advisory Agreement"). Aberdeen Asset Management Asia Limited will serve as the Fund's sub-adviser pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement").

The Adviser, a United Kingdom limited company will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. The Adviser will also manage the Fund's investments and make investment decisions on behalf of the Fund. The registered office of the Adviser is located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. The Sub-Adviser, a Singapore corporation, will manage the portion of the Fund's assets, if any, allocated to it by the Adviser. The registered office of the Sub-Adviser is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen PLC.

Aberdeen PLC is the parent company of an asset management group managing approximately $322.4 billion in assets as of March 31, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as "Aberdeen." Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. Aberdeen PLC has a global network of 31 offices in 23 countries with more than 60 fixed income professionals in 12 investment centers worldwide.

The Advisory Agreement provides that the Fund will pay the Adviser a fee at the annual rate of 1.00% of the Fund's average weekly Managed Assets, computed based upon Managed Assets determined at the end of each week and payable at the end of each calendar month. "Managed Assets" of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, which includes assets obtained through leverage. In this regard, if the Fund uses leverage in the amount equal to 29% of the Fund's Managed Assets, the advisory fee would be 1.40% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Directors will be available in the Fund's first report to shareholders.

When a portfolio management team from AAMAL is allocated a specific portion of the Fund's assets to manage, the Sub-Adviser will receive a fee from the Adviser for its investment decision services. The Adviser pays the fees of the Sub-Adviser at the annual rate of .50% of the portion of Fund's Managed Assets allocated to the Sub-Adviser by the Adviser. The fee is computed weekly and payable monthly.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Directors will be available in the Fund's first report to shareholders.

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The Adviser or its affiliates have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed .20% (or $.05 per Common Share) of the Fund's aggregate offering price.

Control Persons

A control person is a person who, either directly or indirectly, beneficially owns more than 25% of the voting securities of a company. Aberdeen Asset Management Inc. has provided the initial capitalization of the Fund, and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus.

Non-U.S. Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. P. Gerald Malone, Martin J. Gilbert, John P. Sievwright, Oliver Boulind, Richard Smith, Christian Pittard and Ms. Radhika Ajmera) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

Portfolio Management

There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a team of Aberdeen professionals. The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Oliver Boulind, Senior Portfolio Manager (AAML). Oliver Boulind is Head of Global Credit based in London. He was previously a Senior Portfolio Manager on the U.S. Fixed Income Team. Mr. Boulind joined Aberdeen in 2008 from AllianceBernstein where he was a credit analyst focusing on telecom and media across the credit quality spectrum. Previously, Mr. Boulind worked for INVESCO as a credit analyst focusing on high yield telecom and media. Prior to that, Mr. Boulind was at JP Morgan Fleming in credit and portfolio management roles and, prior to graduate school, was at Salomon Brothers as an investment banking analyst in leveraged finance. Mr. Boulind graduated from the Wharton School at the University of Pennsylvania and received an M.B.A. from the Tuck School at Dartmouth College. He is a CFA charterholder.

Richard Smith, Portfolio Manager, Global Credit (AAML). Richard Smith is a member of the global credit team and Portfolio Manager on the European investment grade team. Mr. Smith joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Mr. Smith held the same role at Deutsche Asset Management in London, which he joined in 1998 as part of a graduate program.

Benjamin Pakenham, Portfolio Manager (AAML). Benjamin Pakenham is a Portfolio Manager and concentrates on credit research as well as managing a number of high yield portfolios. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors where he was a named manager on various credit portfolios including the High Yield Monthly Income Bond Fund from 2009 to 2011. Previously, Mr. Pakenham worked for New Star Asset Management as a high yield analyst and assistant fund manager from 2005 to 2009. Mr. Pakenham graduated with a BA Hons degree in History from Leeds University.

Esther Chan, Portfolio Manager (AAML). Esther Chan joined Aberdeen in 2005, starting in the Singapore office. In Singapore, she was a member of the Asian fixed income team, first as a credit analyst in financials and corporates, then as a portfolio manager. She moved to London in 2007, joining the emerging market debt team where she specializes in managing corporate bonds. Prior to that, she worked as an analyst in corporate finance advising companies undergoing debt restructuring in Jakarta, Indonesia. Ms. Chan has a LLB (Hons) from University College London and is a CFA Charterholder.

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Administrator

Aberdeen Asset Management Inc. will serve as the Fund's administrator ("Administrator"). Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund's service providers; negotiation of the Fund's service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund's investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund's books and records; and other administrative services. The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Adviser and the Sub-Adviser. The Fund pays a fee to the Administrator at an annual rate equal to .125% of the Fund's average weekly Managed Assets up to $1 billion, .10% between $1 billion and $2 billion, and .075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week.

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company ("State Street"). Pursuant to a Sub-Administration Agreement between the Administrator and State Street, dated as of February 26, 2010 ("Sub-Administration Agreement"), State Street has been retained to perform certain administrative services with respect to the Fund. Under the terms of the Sub-Administration Agreement, the Administrator pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Investment Manager and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Custodian

State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, MA 02171, will be serve as the Fund's custodian.

Transfer Agent

Computershare Trust Company, N.A., ESPP/SOP, 250 Royall Street, Canton, MA 02021, serves as the Fund's stock transfer agent, dividend paying agent and agent for the Fund's Dividend Reinvestment and Cash Purchase Plan.

NET ASSET VALUE

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Directors. The Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Directors, and in accordance with the provisions of the 1940 Act.

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Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

•  the fundamental business data relating to the issuer;

•  an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

•  the type, size and cost of the security;

•  the financial statements of the issuer;

•  the credit quality and cash flow of the issuer, based on the Adviser's or external analysis;

•  the information as to any transactions in or offers for the security;

•  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•  the coupon payments;

•  the quality, value and saleability of collateral, if any, securing the security;

•  the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

•  the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

•  other relevant factors.

Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the first dividend, the Fund intends to implement a level distribution policy, pursuant to which the Fund will make regular monthly distributions of all or a portion of its net investment income to holders of Common Shares at a level rate based on the projected performance of the Fund, which rate is a fixed amount which may be adjusted by the Board from time to time. The Fund expects to declare its initial monthly dividend within approximately 45 days and pay its initial monthly dividend within approximately 60 days after the completion of this offering, depending on market conditions. Dividends and distributions may be payable in cash or Common Shares, with shareholders having the option to receive additional Common Shares in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to Common Shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund's ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments. The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund's Common Shares could change. For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its investment company taxable income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

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Subject to certain terms and conditions, the Fund may rely on an exemption granted to the Adviser by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief"). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). The level distribution policy described above would only permit distributions of long-term capital gains to occur on an annual basis. To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Directors to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions, a component of which may include long-term capital gains, of an amount equal to a fixed percentage of the market price of the Fund's Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder's investment in the Fund, rather than making a distribution that is funded from the Fund's earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder's shares and therefore may increase a shareholder's tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder's original investment. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any preferred shares that may be issued by the Fund in accordance with such shares' terms.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Tax Matters."

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), shareholders may elect to have all their distributions automatically reinvested in Fund shares by the Plan Agent, Computershare Trust Company, N.A. ("Computershare"). A shareholder who is unable to participate in the Plan because his or her shares are held by a broker or other nominee may request to have his or her shares re-registered in his or her own name. This will enable the shareholder to participate in the Plan.

Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, the Plan participants will receive that distribution in newly issued shares of the Fund's common stock on identical terms and conditions.

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In every other case, Plan participants will receive shares on the following basis: if, on the valuation date (the date the distribution becomes payable, or such other date as may be specified by the Fund's Board), the market price of the Fund's common stock plus any applicable per share fees (which includes any applicable brokerage commissions the Plan Agent is required to pay) is equal to or exceeds the net asset value per share, Plan participants will receive newly issued shares of the Fund's common stock valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share exceeds the market price plus any per share fees, the Plan Agent will buy shares of common stock on the open market. If, before the Plan Agent has completed its purchases, the market price plus any applicable per share fees exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value per share as last so determined or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to six decimal places.

There is no direct charge to participants for reinvesting distributions, since the Plan Agent's fees for handling the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay per share fees incurred with respect to the Plan Agent's open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of distributions does not relieve Plan participants of any federal income tax that may be payable on such distributions. Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares. Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Plan participants also have the option of making voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to "Computershare Trust Company, N.A.—Aberdeen Global Diversified Fixed Income Fund, Inc. Plan." The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. Additional voluntary cash investments must be for at least $50 per transaction with an aggregate annual maximum of $250,000, for the purchase of Fund shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 35 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the weighted average price of all shares purchased by the Plan Agent will be the price per share allocated to each Plan participant. In the event a Plan participant's voluntary cash investment check is returned unpaid for any reason, the Plan participant will be charged a $25.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan by notifying the Plan Agent in writing, via the internet by visiting Plan Agent's website at www.computershare.com/investor, or pursuant to telephonic procedures established by the Plan Agent. Unless otherwise specified, upon any withdrawal, partial withdrawal or termination, a Plan participant will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then current market price, less applicable fees, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the fees exceed the proceeds from the sale of a fractional share, Plan participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, Plan participants request cash, the Plan Agent will sell the shares and send the participants the proceeds, less the sales fee of $10 (subject to change) and $.12 per share. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

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The Fund or the Plan Agent reserves the right to amend or terminate the Plan upon 30 days' written notice to Fund shareholders.

For additional information regarding the Plan, all correspondence should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, by calling 1-800-647-0584 or 1-781-575-3100 (internationally), or through the Plan Agent website at www.computershare.com.

DESCRIPTION OF SHARES

Common Shares

The Charter authorizes the issuance of 1,000,000,000 shares, all of which are initially classified as common stock, par value $.001 per share ("Common Shares"). The Board may, without any action by the Fund's stockholders, approve amendments to the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund's charter authorizes the Board to classify and reclassify any unissued Common Shares into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the stockholders' best interest.

General All Common Shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Common Shareholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation, voting and other rights.

It is anticipated that the Fund's Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol "ADG." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed .20% (or $.05 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

The Charter provides that the Board of Directors may authorize and issue preferred shares with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the

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Common Shareholders. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued.

The Fund may elect to issue preferred shares as part of its leverage strategy. The Fund currently has the ability to utilize leverage representing up to 33 1/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Directors also reserves the right to authorize the Fund to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Charter, subject to applicable law and the Charter, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

Liquidation Preference In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the preferred shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Charter, holders of preferred shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of preferred shares by the Fund The terms of any preferred shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase preferred shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

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The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Charter. The Board of Directors, without the approval of the Common Shareholders, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW
AND THE CHARTER AND BYLAWS

The Fund's Charter and Bylaws contain certain provisions, described below, that may be regarded as "anti-takeover" provisions and that may deprive stockholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund's Charter and Bylaws, and to the provisions of the Maryland General Corporation Law (the "MGCL").

Classified Board of Directors Upon the completion of the Fund's initial public offering, the Board will be divided into three classes of Directors serving staggered three-year terms. The initial terms for Directors of the first, second and third classes will expire at the annual meetings of the Fund's stockholders held in 2014, 2015 and 2016, respectively, and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund's stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Fund's management and policies.

Election of Directors The Fund's charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund's charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal The Fund's charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund's Bylaws. The Fund's Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund's Bylaws are amended, the number of Directors cannot be less than the minimum number required by the MGCL or more than twenty.

The Fund's charter provides that, at such time as the Fund has at least three independent Directors and its Common Shares are registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund's charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholder.

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Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals The Fund's Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund's stockholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws. With respect to special meetings of the Fund's stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund's Bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws and applicable law.

Calling of Special Meetings of Stockholders The Fund's Bylaws provide that special meetings of the Fund's stockholders may be called by the Board of Directors and certain of the Fund's officers. The Fund's Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholder requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund's Charter and Bylaws Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund's charter generally provides for approval of charter amendments and extraordinary transactions by stockholders entitled to cast at majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•  amendments to the provisions of the Fund's charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board, and the vote required to elect or remove a Director;

•  charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund's Common Shares a redeemable security (within the meaning of the 1940 Act);

•  the liquidation or dissolution of the Fund;

•  amendments to the provisions of the Fund's charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•  any merger, consolidation, conversion statutory share exchange or sale or exchange of all or substantially all of the Fund's assets that the MGCL requires be approved by the Fund's stockholders; or

•  any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting

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power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively "Transacting Persons"), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the MGCL would not require further stockholder approval unless another provision of the Fund's charter or bylaws requires such approval. The "continuing directors" are defined in the Fund's charter as its current Directors and Directors whose nomination for election by the Fund's stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund's charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's Bylaws and to make new Bylaws.

STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
AND CONVERSION TO OPEN-END FUND

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Directors has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Directors will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In addition, as noted above, the Board of Directors has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Repurchase of Common Shares and Tender Offers

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Directors may, subject to its fiduciary obligations and compliance with

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applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, provided that, if there are preferred shares outstanding, the affirmative vote of the holders of a majority of the preferred shares voting as a separate class shall also be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any preferred shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Directors would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

U.S. FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or

73

other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status The Fund intends to elect and to qualify annually as a "regulated investment company" under the U.S. federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Original Issue Discount and Market Discount Securities Investments by the Fund in zero-coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund may receive no cash interest payments. This income is included in determining the amount of income the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income and excise taxes. In addition, gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in its income as it accrues.

Distributions Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories: ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

Dividends Received Deduction If the Fund were to issue preferred shares, it is expected that under present law the preferred shares would constitute stock of the Fund, and distributions with respect to any preferred shares (other than distributions in redemption of preferred shares that are treated as exchanges of stock under section 302(b) of the Code) would therefore constitute dividends to the extent of the Fund's current and accumulated earnings and profits. Such dividends would generally be taxable as ordinary income to holders of preferred shares (other than distributions of qualified dividend income and capital gain dividends). The above conclusions rely in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that preferred shares would constitute debt of the Fund. If this position were upheld, distributions by the Fund to holders of preferred shares would constitute interest and would be included in the income of the recipient as ordinary income. Certain ordinary income

74

dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported annually by the Fund as being eligible for the dividends received deduction; however, given the intended investment strategy of the Fund, such reported amounts are not expected to be significant in any given year.

If You Sell Shares If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends If you are an individual, the maximum marginal U.S. federal tax rate for net capital gain is generally 15% for those with income below $400,000 ($450,000 if married filing jointly), 20% for those with any income above those amounts that is net long-term capital gain or qualified dividend income, and 0% at certain income levels. The above income thresholds are adjusted annually for inflation.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself, however, given the intended investment strategy of the Fund, such reported amounts are not expected to be significant in any given year. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Foreign Tax Credit If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Backup Withholding The Fund may be required to withhold, for U.S. federal income taxes, 28% of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under U.S. federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

Withholding on non-U.S. Shareholders Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or non-U.S. entities ("Foreign Investors") are generally subject to withholding tax at a 30% rate (or at a reduced rate specified by an applicable income tax treaty) to the extent such dividends and

75

distributions are derived from investment income and short-term capital gain. In order to qualify for a reduced withholding rate, a Foreign Investor will be required to provide an IRS Form W-8BEN, certifying its entitlement to benefits under a treaty. The above withholding tax does not apply to regular dividends paid or distributions made to a Foreign Investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the Foreign Investor's conduct of a trade or business within the United States. Instead, such dividends or distributions will be subject to regular U.S. income tax as if the Foreign Investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to an additional "branch profits tax" imposed at a 30% rate (or at a reduced rate specified by an applicable income tax treaty). A Foreign Investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding.

Foreign Account Tax Compliance Act ("FATCA") Withholding A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after December 31, 2013, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) certain foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, such foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information agree to close accounts for which reporting is required under FATCA, for which any non-U.S. law would prevent such reporting and no valid and effective waiver of such law is obtained within a reasonable time, and determine certain other information as to their account holders, or (ii) to the extent required by an applicable intergovernmental agreement and implementing legislation, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Alternative Minimum Tax As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

Further Information The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

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UNDERWRITING

Subject to the terms and conditions stated in the Fund's underwriting agreement dated , 2013 each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc
Maxim Group LLC
Pershing LLC
Wunderlich Securities, Inc
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Advisers have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per Common Share. The sales load investors in the Fund will pay of $1.125 per Common Share is equal to 4.5% of the initial offering price. After the initial public offering the concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2013.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional Common Shares.

	Per Share	Without Option	With Option
Public offering price	$25.00	$	$
Sales load	$1.125	$	$
Estimated offering expenses	$.05	$	$
Proceeds, after expenses, to the Fund	$23.825	$	$

The expenses of the offering are estimated at $.05 per Common Share and are payable by the Fund. Offering expenses paid by the Fund may include reimbursement to the Adviser or its affiliates for expenses incurred in connection with the offering. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) the offering expenses of the Fund (other than the sales load) to the extent that offering expenses (other than the sales load) exceed $.05 per Common Share.

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Option to Purchase Additional Common Shares

The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus. If the underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the option to purchase additional Common Shares described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Adviser (and not the Fund) has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to 1.25% of the total price to the public of the Common Shares sold in this offering. The total amount of these structuring fee payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 1.25% of the total price to the public of the Common Shares sold in this offering.

The Adviser (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

The Adviser (and not the Fund) has agreed to pay to UBS Securities LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $ . If the option to purchase additional Common Shares is not exercised, the structuring fee paid to UBS Securities LLC will not exceed % of the total price to the public of the Common Shares sold in this offering.

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As part of the Fund's payment of the Fund's offering expenses, the Fund has agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $20,000 in the aggregate, in connection with, the review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Common Shares.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal place of business of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

STRUCTURING AND SHAREHOLDER SERVICING AGENT

TS Capital, LLC, TSC Distributors, LLC, and TSC Fund Services, LLC will consult with the Adviser regarding structuring and after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis. As compensation for these services, the Adviser (and not the Fund) will pay TS Capital, LLC, a structuring and shareholder servicing fee quarterly in arrears at an annual rate equal to .10% of the Fund's average daily total managed assets.

LEGAL OPINIONS

The validity of the Common Shares offered hereby is being passed on for the Fund by Venable LLP (with respect to matters pertaining to Maryland Law). Certain legal matters in connection with the Common Shares will be passed upon by Willkie Farr & Gallagher LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP. Willkie Farr & Gallagher LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Adviser or the Sub-Adviser is a party.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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Until     , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Aberdeen Global Diversified Fixed Income Fund, Inc.

Common Shares
$25.00 per Share

PROSPECTUS

BofA Merrill Lynch
UBS Investment Bank
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Pershing LLC
Wunderlich Securities

       , 2013

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 24, 2013

ABERDEEN GLOBAL DIVERSIFIED FIXED INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Aberdeen Global Diversified Fixed Income Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated               , 2013 (the “Prospectus”).  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares.  Investors should obtain and read the Prospectus prior to purchasing such Shares.  A copy of the Fund’s Prospectus may be obtained without charge by calling 1-800-522-5465.  You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                , 2013.

i

HISTORY OF THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was incorporated under the laws of Maryland on August 28, 2009 under the name “Aberdeen Global Credit Strategies Fund, Inc.”  Effective December 6, 2010, the Fund’s name was changed to “Aberdeen Global High Yield Fund, Inc.” and effective April 5, 2013, the Fund’s name was changed to “Aberdeen Global Diversified Fixed Income Fund, Inc.”

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives.  The Fund’s primary investment objective is to provide current income.  As a secondary objective, the Fund will seek capital appreciation.  There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Policies.  The following information supplements the discussion of the Fund’s investment objectives, policies, and strategies that are described in the Fund’s Prospectus.

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may engage in, whether as a primary or secondary strategy, and a summary of certain attendant risks.  Any investments described in this section are subject to the limitations set forth in the Prospectus.  Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML” or the “Adviser”), and Aberdeen Asset Management Asia Limited, the Fund’s sub-adviser (“AAMAL” or the “Sub-Adviser” and collectively with AAML and their affiliates, “Aberdeen”) may, but are not required to, buy any of the following instruments or use any of the following techniques, and would do so only if they believe that doing so will help to achieve the Fund’s investment objectives. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Fixed Income Securities

General. The Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund will invest primarily in fixed income securities, the net asset value of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below-investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) also serve as governmental guarantors of mortgage-related securities. FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

Until recently, FNMA and FHLMC were “government-related” guarantors: government-sponsored corporations owned entirely by private stockholders. Both issued mortgage-related securities that contained guarantees as to timely payment of interest and principal but were not backed by the full faith and credit of the United States government. Instead, they had been supported only by the discretionary authority of the U.S. government to purchase an agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity will be adversely affected. The value of the securities of FNMA and FHLMC fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis.

FNMA and FHLMC guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support them or other government sponsored entities in the future.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is smaller than the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable quality and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, potentially depressing their value.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid.”

Collateralized Loan Obligations. The Fund may invest in collateralized loan obligations (“CLOs”), but will not invest more than 10% of its assets in such securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs allowing a CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. The Fund expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Other asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Payment of interest and repayment of principal on these asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

BANK LOANS

The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than securities with fixed interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. For additional information, please see “Loan Participations and Assignments” below.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

EQUIPMENT TRUST CERTIFICATES

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST ONLY SECURITIES

Interest only securities are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

The Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

NON-INVESTMENT GRADE BONDS

The Fund may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. See “—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities” and “—Step-Up Securities.”

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

Credit Ratings. A general description of the ratings of debt securities by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings Ltd. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Adviser, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Legislative and Regulatory Developments. Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these securities and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging market countries.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the Non-Investment Grade Bonds in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A and REGULATION S SECURITIES)

The Fund will not invest more than 20% of its assets in illiquid securities.  An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause the Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A and Regulation S under the Securities Act, which allow for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A and Regulation S establish a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent that Rule 144A and Regulation S securities are determined by the Adviser to be illiquid, such securities will be subject to the limitation on illiquid securities set forth above.  To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A or Regulation S securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the issuers of emerging market country debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see “—Brady Bonds”), and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part of the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

SUPRANATIONAL ORGANIZATIONS

The Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development (“World Bank”) and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury. However, as discussed under “Mortgage-Related and Other Asset-Backed Securities” above, in September 2008, the U.S. Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Equity Investments

General. The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and more volatile than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Derivatives

General. The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, non-deliverable forwards, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “U.S. Federal Income Tax Matters.”

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the Commodity Futures Trading Commission (“CFTC”), foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the

Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. The Fund may purchase put and call options and write put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. The Fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Non-U.S. Securities

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Distributions and Taxes.”

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Fund should not be considered as a complete investment program.

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Direct China Investments  Investing in China presents certain risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Direct China investments are subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong as separate from China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Historically, investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant Qualified Foreign Institutional Investor (“QFII”) licenses that allow non-Chinese investors to invest in China securities. Each QFII is authorized to invest in China Securities only up to a specified quota (the “Quota”) established by the Chinese State Administration of Foreign Exchange (“SAFE”). AAMAL has received a QFII license and a specified Quota. A portion of the Fund is invested in China Securities as part of the Quota granted to AAMAL.

The Quota for investment in China Securities is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities. Once the entire Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of one year. As long as this limitation applies, the China Securities will be subject to the Fund’s limits on investing in illiquid securities. Despite this limitation, individual China Securities held by the Fund may be bought and sold, as long as the aggregate amount invested in China Securities by AAMAL clients, including the Fund, at least equals the Quota. Because the amount invested by the Fund in China Securities is subject to a lock-up period (at least for the first year and possibly thereafter), the China Securities will be considered illiquid and subject to the Fund’s limits on illiquid investments.

Under the current regulatory regime, the Fund would generally be permitted to repatriate profits after the expiration of the one-year lockup period. There can be no guarantee that SAFE will not extend this one-year period. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. Repatriation of principal is treated differently and would generally result in a reduction in the Quota, with no new injections of principal for QFII client accounts permitted without the QFII applying for and obtaining a new Quota, which cannot be guaranteed. After the first year, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities.

Although China law permits the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII has no ownership interest in the assets in the Fund accounts held as nominee accounts and the Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditor’s assertion that the QFII assets belong to AAMAL as license-holder, then creditors of AAMAL could seek payment from the Fund’s investments in China Securities.

Other Practices

DEPOSITARY RECEIPTS

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the applicable Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

OTHER INVESTMENT COMPANIES

The Fund may invest in unaffiliated investment funds (such as “iShares,” SPDRs” and “VIPERs”) which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, the Fund generally may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, generally not more than 5% of the Fund’s total assets may be invested in the securities of any one investment company and the Fund may not purchase more than 3% of the outstanding voting stock of such investment company. These percentage limitations are subject to certain exemptions; for example, for investments in money market funds. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Fund does not intend to invest in such vehicles or funds unless the Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental, which means these restrictions cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  A “majority of the outstanding voting securities” means the vote of:  (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s shares, whichever is less.  In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

The Fund will not:

1.             Make any investment if, as a result, the Fund’s investments will be concentrated in any one industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

2.             Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a SEC exemptive order;

3.             Issue senior securities, except as permitted by the 1940 Act, or pursuant to a SEC exemptive order;

4.             Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities, through the purchase of debt securities in accordance with its investment objectives, policies and limitations and as otherwise permitted by the 1940 Act;

5.             Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

6.             Purchase or sell real estate, except to the extent permitted by the 1940 Act; and

7.             Purchase or sell commodities, except to the extent permitted by applicable law.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, Sub-Adviser, Administrator, Sub-Administrator, custodian and transfer agent. The Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board.

The Fund’s charter and bylaws provide that the Board be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, year of birth and principal occupations, during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this SAI, as “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors

Radhika Ajmera 54 Northway London, NW11 6PA United Kingdom Year of birth: 1964	Class II Director	Term expires 2015; Director since 2013	Ms. Ajmera has been an independent consultant since 2008 and provides consulting services to firms in the financial sector. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets.	1	None.

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of birth: 1950	Class I Director	Term expires 2014; Director since 2013	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Boards of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	29	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1948	Class II Director	Term expires 2015; Director since 2013	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	6	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (4); Director of Credit Suisse Asset Management Income Fund Inc. since 2005 and Credit Suisse High Yield Bond Fund since 2005.

Interested Directors

Martin J. Gilbert(3) Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of birth: 1955	Class III Director	Term expires 2016; Director since 2013

Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Sub-Adviser, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited.

				30	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years

He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

Rahn K. Porter(4) 944 E. Rim Road Franktown, CO 80116 Year of birth: 1954	Class I Director	Term expires 2014; Director since 2013	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007.	4

Director, CenturyLink Investment Management Company (formerly known as Qwest Asset Management Company), since 2006; Director, BlackRidge Financial, Inc., since March 2005; Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2007.

John P. Sievwright(5) Ocean Club Residences Marina Ocean Club Drive Paradise Island, Bahamas Year of birth: 1955	Chairman of the Board; Class III Director	Term expires 2016; Director since 2013	Mr. Sievwright is a non-executive Director of First Group PLC (April 2002 — Present) (Transport) and a non-executive Director of ICAP PLC (July 2009 — Present) (Financial). Previously, he was a Senior Vice President for Merrill Lynch (January 2004 — May 2008).	1	None.

(1)                                 After a Director’s initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he serves:

• Class I Directors serve an initial term until the first annual shareholder meeting called for the purpose of electing Directors.

• Class II Directors serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Directors.

• Class III Directors serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Directors.

(2)                                 Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc., the Aberdeen Funds (which currently consists of 24 portfolios) have the same Adviser and/or Sub-Adviser as the Fund, or an investment adviser that is affiliated with the Adviser and Sub-Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

(3)                                 Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Adviser and Sub-Adviser. Mr. Gilbert serves as a Director of The India Fund, Inc. and The Asia Tigers Fund, Inc. and as a Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

(4)                                 Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Porter to be an interested person of the Fund.

(5)                                 Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Sievwright to be an interested person of the Fund.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser and the Sub-Adviser (together, the “Advisers”), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Fund.  A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Ms. Ajmera, financial consulting experience, accounting, knowledge and experience evaluating portfolio investments; Mr. Gilbert, Chief Executive Officer and director roles within the Aberdeen complex with other public companies and investment trusts, board experience and accounting and legal background; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Porter, executive experience, board experience and experience as an audit committee financial expert; Mr. Rappaport, investment management experience as partner at investment firms, accounting experience and other board experience; and Mr. Sievwright, executive experience, board and audit committee experience, financial background and accounting knowledge.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Oliver Boulind** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London United Kingdom Year of birth: 1971	Vice President	Since 2013

Currently, Head of Global Credit for Aberdeen. Previously, Mr. Boulind was a senior portfolio manager on the US Fixed Income team. Prior to joining Aberdeen in 2008, Mr. Boulind was a Credit Analyst at AllianceBernstein focusing on telecom and media across the credit quality spectrum.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Vice President and Chief Compliance Officer	Since 2013

Currently, Vice President and Head of Compliance - U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Assistant Treasurer	Since 2013

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President	Since 2013

Currently, Head of Product - US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1976	Assistant Secretary	Since 2013

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President, Secretary	Since 2013

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1969	Treasurer	Since 2013

Currently, Head of Fund Accounting and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1978	Vice President	Since 2013

Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London United Kingdom Year of birth: 1973	President	Since 2013

Currently, Group Head of Product Development, for Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers Limited (since 2010).

Richard Smith** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London United Kingdom Year of birth: 1973	Vice President	Since 2013

Currently, Senior Bond Portfolio Manager with the Global Credit Team. Mr. Smith joined Aberdeen with the acquisition of Deutsche Asset Management’s London fixed income business in 2005 where he held the same role.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor	Vice President	Since 2013	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in

Philadelphia, PA 19103 Year of birth: 1971	July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*

Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were elected on June 11, 2013.

**

Messrs. Cotton, Goodson, Keener, and Pittard, and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold an officer position(s) with one or more of the following: Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., The Greater China Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. P. Gerald Malone, Martin J. Gilbert, John P. Sievwright, Oliver Boulind, Richard Smith and Christian Pittard and Ms. Radhika Ajmera) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s charter and bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Board and Committee Structure

The Board of Directors is composed of three Independent Directors and three Interested Directors. The Fund’s charter and bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed John P. Sievwright, an Interested Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Board does not have a lead Independent Director.  The Board has determined that its leadership structure is appropriate in light of the services that the Adviser and Sub-Adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters.  The Board also intends to consider the establishment of additional committees in the near future.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their responsibilities and operations, including their charter, if any.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Directors.  Each Committee member is also “independent” within the meaning of the New York Stock Exchange, Inc. (“NYSE”) listing standards.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee is appointed by the Board to assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Fund’s internal audit function and independent auditors; and (iv) the compliance by the Fund with legal and regulatory requirements.  The members of the Fund’s Audit and Valuation Committee are Ms. Ajmera and Messrs. Malone and Rappaport.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Adviser and Sub-Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Ms. Ajmera and Messrs. Malone and Rappaport.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; (viii) commitment to the representation of the interests of the Fund and its shareholders and (ix) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the NYSE listing standards and of any exchange on which the Fund’s shares are listed.

The Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or business;  (ii) a nominee shall have a college undergraduate or graduate degree (or the equivalent degree from an equivalent institution of higher learning in the relevant country) in economics, finance, business, accounting or engineering, or other professional degree; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-free at 1 (800) 522-5465, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board Oversight of Risk Management

The Fund is subject to compliance, valuation and other risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are within the responsibilities of AAML, who carries out the Fund’s investment management and business affairs, along with other service providers in connection with the services they provide to the Fund. AAML and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAML, AAMAL and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAMAL to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Securities by Directors and Officers

The following table sets forth the dollar range of equity securities beneficially owned by the Directors in the Fund and in other funds overseen by the Directors in the Aberdeen Fund Complex as of December 31, 2012:

DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*

Independent Directors
Radhika Ajmera	$0	$0
P. Gerald Malone	$0	$10,001-$50,000
Steven Rappaport	$0	Over $100,000
Interested Directors
Martin J. Gilbert	$0	$10,001-$50,000
Rahn K. Porter(1)	$0	$10,001-$50,000
John P. Sievwright(2)	$0	$0

*                 Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., The Greater China Fund, Inc. and Aberdeen Funds, all of which may be deemed to be in the same Family of Investment Companies.

(1)         Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Porter to be an interested person of the Fund.

(2)         Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Sievwright to be an interested person of the Fund.

As of June 19, 2013, the Independent Directors and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of June 19, 2013, Aberdeen Asset Management Inc. owned both beneficially and of record all of the Common Shares of the Fund.  Aberdeen Asset Management Inc., a Delaware corporation, is wholly owned by Aberdeen Asset Management PLC, a Scottish company.  Aberdeen Asset Management Inc. is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

Compensation of Directors and Certain Officers

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year to each of the Directors and estimated total compensation to be paid to each of the Directors by the Aberdeen Fund Complex for a full calendar year.  The Fund has no retirement or pension plans.  The officers and the Director who are “interested persons” as designated above serve without any compensation from the Fund.

NAME OF DIRECTOR	ESTIMATED AGGREGATE COMPENSATION FROM FUND (1)	ESTIMATED TOTAL COMPENSATION FROM FUND AND FUND COMPLEX

Independent Directors
Radhika Ajmera	$33,000	$33,000
P. Gerald Malone	$33,000	$216,652
Steven Rappaport	$33,000	$141,500
Interested Directors
Martin J. Gilbert	$0	$0
Rahn K. Porter(2)	$33,000	$45,900
John P. Sievwright(3)	$47,000	$47,000

(1)         The compensation estimated to be paid by the Fund to the Directors for the first full fiscal year for services to the Fund.

(2)         Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Porter to be an interested person of the Fund.

(3)         Until the completion or expiration of the underwriters’ overallotment option, the Fund may deem Mr. Sievwright to be an interested person of the Fund.

The Fund has no employees.  Its officers are compensated by the Adviser.  The shareholders of the Fund will elect certain Directors for a three-year term at the next annual meeting of shareholders.

INVESTMENT ADVISORY, SUB-ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Managers Limited will serve as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated as of June 20, 2013 (“Advisory Agreement”). Aberdeen Asset Management Asia Limited will serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement dated as of June 20, 2013 (the “Sub-Advisory Agreement”).

The Adviser manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Sub-Adviser provides sub-advisory services to the Fund and manages the portion of the Fund’s assets allocated to it by the Adviser.  The Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Adviser, Aberdeen Asset Managers Limited, is a United Kingdom limited company.  The registered office of the adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. The Sub-Adviser, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Sub-Adviser is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

Aberdeen PLC is the parent company of an asset management group managing approximately $322.4 billion in assets as of March 31, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered office of Aberdeen PLC is located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. Aberdeen PLC has a global network of 31 offices in 23 countries with more than 60 fixed income professionals in 12 investment centers worldwide.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Adviser will manage, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments. The Adviser will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Adviser Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Adviser of, its duties and obligations under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Fund will pay the Investment Adviser a fee at the annual rate of 1.00% of the Fund’s average weekly Managed Assets, computed based upon Managed Assets determined weekly and payable at the end of each calendar month. Managed Assets are defined in the Advisory Agreement as the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.  For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

Payment of Expenses.  The Advisory Agreement obligates the Adviser to bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Adviser. The Fund will bear all of its own expenses, including: all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; all charges and expenses paid to an administrator appointed by the Fund to provide administrative or compliance services; the charges and expenses of any transfer agents and registrars appointed by the Fund; the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; the charges and expenses of dividend and capital gain distributions; the compensation and expenses of Directors of the Fund who are not “interested persons” of the Adviser; brokerage commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; all taxes and fees payable by the Fund to Federal, State or other governmental agencies; the cost of stock certificates representing shares of the Fund; all expenses of shareholders’ and Directors’ meetings, including expenses incurred by the Adviser’s employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; the expenses of preparing, printing and distributing prospectuses and reports to shareholders; charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund’s existence, financial structure and relations with its shareholders; insurance and bonding premiums, association membership dues; bookkeeping and the costs of calculating the net asset value of shares of the Fund; and expenses relating to the issuance, registration and qualification of the Fund’s shares.

Duration and Termination.  The Advisory Agreement was approved by the Board of Directors, including a majority of Independent Directors, at an “in person” meeting held on June 11, 2013. The Advisory Agreement was approved by the sole Common Shareholder of the Fund on June 20, 2013.  The Advisory Agreement will continue for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser upon at least sixty (60) days’ written notice to the Fund. The Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Directors will be available in the Fund’s first report to shareholders.

Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement provides that the Sub-Adviser will monitor on a continuous basis the performance of the portion of the Fund’s assets allocated to it by the Adviser and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the such assets.  The Sub-Advisory Agreement further provides that the Sub-Adviser will exercise its best judgment in rendering services under the Sub-Advisory Agreement.  The Sub-Advisory Agreement further provides that the Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, as appropriate, in the performance of, or from reckless disregard by it of its obligations and duties under, the Sub-Advisory Agreement.

Sub-Advisory Fee.  When the Sub-Adviser is allocated a specific portion of the Fund’s assets to manage, the Sub-Adviser will receive a fee from the Adviser for its investment decision services.  The Sub-Advisory Agreement provides that the Adviser will pay the fees of the Sub-Adviser at the annual rate of .50% of the portion of Fund’s Managed Assets allocated to the Sub-Adviser by the Adviser (“Sub-Adviser Assets”).  The fee is computed weekly and payable monthly.

Payment of Expenses.  The Sub-Advisory Agreement obligates the Sub-Adviser to pay all expenses and overhead incurred by it in connection with its activities under the Sub-Advisory Agreement.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under the Sub-Advisory Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-Adviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-Adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund.

Duration and Termination.  The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of Independent Directors, at an “in person” meeting held on June 11, 2013. The Sub-Advisory Agreement was approved by the sole Common Shareholder of the Fund on June 20, 2013.  The Sub-Advisory Agreement will continue for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, the Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, in each case, upon written notice to the Sub-Adviser or by the Sub-Adviser upon at least ninety (90) days’ written notice to the Adviser and the Fund. The Sub-Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Directors will be available in the Fund’s first report to shareholders.

Experience and Location of the Adviser, Sub-Adviser, and the Aberdeen Group

One or both of the Advisers also serve as investment adviser or sub-adviser to Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified, closed-end management investment company investing in securities in the Asia-Pacific region, the shares of which are listed on the NYSE MKT; Aberdeen Australia Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Australia, the shares of which are listed on the NYSE MKT; Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange; Aberdeen Indonesia Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Indonesia, the shares of which are listed on the NYSE MKT; The Singapore Fund, Inc., a non-diversified, closed-end management investment company investing in Singapore equity securities; Aberdeen Chile Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Chile, the shares of which are listed on the NYSE MKT; Aberdeen Israel Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Israel, the shares of which are listed on the NYSE MKT; Aberdeen Latin America Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Latin America, the shares of which are listed on the NYSE MKT; Aberdeen Global Income Fund, Inc., a non-diversified closed end management investment company investing in fixed income securities, the shares of which are listed on the NYSE MKT; The Asia-Tigers Fund, Inc., a diversified closed end management investment company investing primarily in equity securities of Asian companies, the shares of which are listed on the NYSE; The Greater China Fund, Inc., a non-diversified closed end management investment company investing in equity securities of China, Hong Kong, or Taiwan companies, the shares of which are listed on the NYSE; Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., a non-diversified, closed-end management investment company investing in equity securities of emerging market smaller company issuers, the shares of which are listed on the NYSE MKT; certain series of Aberdeen Funds, a registered open-end management investment company; certain series of Aberdeen Investment Funds, a registered open-end management investment company; and Aberdeen Global Select Opportunities Fund, Inc., a registered open-end management investment company.

The Adviser and Sub-Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended, and the Adviser is regulated in the United Kingdom by the Financial Services Authority.

Each of the Adviser and the Sub-Adviser has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws. The Fund has been advised that there is doubt as to the enforceability in certain foreign courts, in original actions or in actions for enforcement of judgments of U.S. courts against the Advisers, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether certain foreign courts would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in foreign courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under certain foreign laws.

Relationship of Certain Directors, Officers and Service Providers to Adviser and Sub-Adviser

Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Sub-Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Investment Manager. Mr. Christian Pittard, the President of the Fund, also serves as a Director of the Adviser.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Advisers, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Jeffrey Cotton, Mr. Martin Gilbert, Mr. Alan Goodson, Ms. Andrea Melia, and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the administrator for the Fund and certain other affiliated U.S. registered funds.  The Administrator receives a fee at an annual rate of .125% of the Fund’s average weekly Managed Assets up to $1 billion, .10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and .075% of the Fund’s average weekly Managed Assets in excess of $2 billion.  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services.

Investor Relations Services Agreement

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Code of Ethics

The Fund, the Adviser and the Sub-Adviser have each adopted codes of ethics under Rule 17j-1 under the 1940 Act.  These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.  These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of March 31, 2013: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

NUMBER OF OTHER ACCOUNTS MANAGED OR SUPERVISED AND ASSETS (IN MILLIONS) BY ACCOUNT TYPE AS OF MARCH 31, 2013
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES (OTHER THAN THE FUND)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS*
Oliver Boulind	Number: 9 Assets: $844.49	Number: 87 Assets: $17,837.71	Number: 165 Assets: $28,579.06
Richard Smith	Number: 9 Assets: $844.49	Number: 87 Assets: $17,837.71	Number: 165 Assets: $28,579.06
Benjamin Pakenham	Number: 9 Assets: $844.49	Number: 87 Assets: $17,837.71	Number: 165 Assets: $28,579.06
Esther Chan	Number: 9 Assets: $844.49	Number: 87 Assets: $17,837.71	Number: 165 Assets: $28,579.06

*  5 of the other accounts with assets of $429.84 have a performance based advisory fee

Securities Ownership by Portfolio Managers

As of June 19, 2013, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of the Fund as the shares are not publicly available for purchase.  After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

Aberdeen PLC’s remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Directors is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day-to-day proxy voting responsibility to the Adviser and the Sub-Adviser.  The Proxy Voting Guidelines of the Adviser and the Sub-Adviser are set forth in Appendix B to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available after August 1 of the relevant year:  (i) without charge, upon request, by calling 1 (800) 522-5465; (ii) on the Fund’s website at www.aberdeenadg.com; and (iii) by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Aberdeen’s portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the portfolio managers using a centralized trading structure.  Aberdeen manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by Aberdeen.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Adviser and Sub-Adviser, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution,

Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                                          Do not intentionally favor any client account over any other client account;

•                                          Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                                          Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                                          Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                                          Fully disclose their aggregation policies to all clients;

•                                          Provide individual investment advice to each client account;

•                                          Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                                          Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                                          Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                                          Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients’ accounts.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.          Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.         Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                                          speed of execution;

•                                          ratio of complete versus incomplete trades;

•                                          the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                                          the character of and market for the particular security;

•                                          the size and type of transaction;

•                                          the number of primary markets that are checked;

•                                          the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                                          the broker-dealer’s access to primary markets and quotation sources;

•                                          the broker-dealer’s familiarity with and knowledge of the primary markets;

•                                          the broker-dealer’s access to underwriting offerings and secondary markets;

•                                          the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                                          the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                                          the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                                          the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.           Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                                          the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                                          the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                                          the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                                          accuracy in preparation of confirmations; and

•                                          the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.           Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                                          the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                                          the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                                          the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                                          the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                                          the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                                          execute unique trading strategies;

•                                          execute and settle difficult trades;

•                                          handle client-directed brokerage arrangements;

•                                          implement step-outs;

•                                          participate in underwriting syndicates; and

•                                          obtain initial public offering shares.

5.          Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

U.S. FEDERAL INCOME TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  This summary may not be sufficient for you to use for the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders.  The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.  If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years.  To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Internal Revenue Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the Internal Revenue Service.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such net built-in gain in existence at the time of the reelection recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares.  However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates.  In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those thresholds that is net long-term capital gain or qualified dividend income and 0% at certain income levels), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to “qualified dividends” received by the Fund itself.  Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.  These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2014.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a Common Shareholder as long-term capital gains, regardless of how long the Common Shareholder has held Fund Common Shares.  Common Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such share equal to the value of a Common Share of the Fund on the reinvestment date.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares.  To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the Fund’s dividend reinvestment plan (the “Plan”), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution.  See “Dividend Reinvestment and Cash Purchase Plan” in the Prospectus.  If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash.  If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives.  The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution.  The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder’s account.

A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan.  If a Common Shareholder elects not to participate in the Plan, such Common Shareholder will receive distributions in cash.  For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

If the Fund holds a residual interest in a real estate mortgage investment conduit (“REMIC”), some distributions from the Fund may be considered excess inclusion income when received by Common Shareholders of the Fund.  Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to Common Shareholders of the Fund that are considered disqualified organizations.  In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

Common Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, if the Fund holds equity securities, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF FUND COMMON SHARES

Upon the sale or other disposition of Common Shares of the Fund, which a Common Shareholder holds as a capital asset, a Common Shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a Common Shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the Common Shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities.  In this case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Common Shareholder on a disposition of Fund Common Shares held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder with respect to the Common Shares.

NATURE OF THE FUND’S INVESTMENTS

Certain of the Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not “qualified publicly traded partnerships” (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement.  In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund’s compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund’s intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Non-U.S. Investments

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes.  The Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by the Fund, depending on the circumstances. A shareholder who lends Fund shares pursuant to securities lending arrangements may lose the ability to use any non-U.S. tax credits passed through by the Fund.  In addition, shareholders who enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible.  Shareholders should consult their financial intermediaries or tax advisors.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The withholding percentage is 28%.  Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the Common Shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act Withholding

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after December 31, 2013, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) certain foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, such foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) to the extent required by an applicable intergovernmental agreement and implementing legislation, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

NON-U.S. SHAREHOLDERS

U.S. taxation of a Common Shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements.  However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens.  In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Common Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Internal Revenue Code.  The tax consequences to a

non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices.  In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, Nasdaq Composite Index and other relevant indices and industry publications.  The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods.  (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole — the beta — or in absolute terms — the standard deviation.)  Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.  The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund may, from time to time, show the standard deviation of either the Fund or the Fund’s investment strategy and the standard deviation of the Fund’s benchmark index.  Standard deviation is a statistical measure of the historical volatility of a portfolio.  Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

From time to time, the Fund may quote the Fund’s total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders.  The Fund’s performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses.  Consequently any given performance quotation should not be considered representative of the Fund’s performance in the future.  In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.  Investments comparing the Fund’s performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

The Fund’s “average annual total return” is computed according to a formula prescribed by the SEC Commission.  The formula can be expressed as follows:

Average Annual Total Return will be computed as follows:

ERV = P(1+T)/n/

Where                    P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund.  The Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time.  The Fund’s total return “after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period.  To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized U.S. federal tax rate then in effect.  Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund.  State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

ATV/D/ = P(1+T)/n/

Where:                 P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

ATV/DR/ = P(1+T)/n/

Where:                 P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions and redemption)

n = number of years

ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [( a-b/cd +1)/6/ - 1]

Where:                a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Past performance is not indicative of future results.  At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP audits and reports on the Fund’s annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.  The principal business address of KPMG LLP is 1601 Market Street Philadelphia, PA 19103-2499.

SUB-ADMINISTRATOR AND FUND ACCOUNTANT, CUSTODIAN

AND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company (“State Street”).  Pursuant to a sub-administration and accounting services agreement, State Street, provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services.

State Street also serves as the Fund’s custodian. State Street is located One Heritage Drive, North Quincy, MA 02171.  The Board has authorized the delegation of various foreign custody responsibilities to State Street., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Registrar, Transfer Agent and Service Agreement, Computershare Trust Company, N.A., acts as the Fund’s transfer agent and dividend disbursing agent.

LEGAL MATTERS

The validity of the Common Shares offered hereby will be passed on for the Fund by Venable LLP, 750 E. Pratt Street, Baltimore, Maryland 21202.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC.  The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Aberdeen Global Diversified Fixed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities (in organization) of Aberdeen Global Diversified Fixed Income Fund Inc. as of June 19, 2013, and the related statement of operations (in organization) for the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of June 19, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aberdeen Global Diversified Fixed Income Fund, Inc. as of June 19, 2013, and the results of its operations for the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

June 21, 2013

ABERDEEN GLOBAL DIVERSIFIED FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (IN ORGANIZATION)

As of June 19, 2013

Assets
Cash	$100,012
Offering costs	500,000
Receivable from Advisor	150,000

Total assets	750,012

Liabilities
Accrued offering costs	500,000
Payable for organizational expenses	150,000

Total liabilities	650,000

Total Net Assets	$100,012

Net Assets
Par value ($0.001 par value; 1 million shares authorized, 4,189 shares outstanding)	$4
Paid-in capital in excess of par value	100,008

Total Net Assets	$100,012

Net Asset Value, per share	$23.88

See Accompanying Notes to Financial Statements

ABERDEEN GLOBAL DIVERSIFIED FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS (IN ORGANIZATION)

For the period of June 19, 2013*

Investment Income
Investment income	$—

Expenses
Organizational expenses	150,000

Total expenses	150,000
Less: Fee waivers and/or expense reimbursements	(150,000)

Net expenses	—

Net investment income	$—

* Represents the period in the Organization of the Fund.

See Accompanying Notes to Financial Statements.

ABERDEEN GLOBAL DIVERSIFIED FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Aberdeen Global Diversified Fixed Income Fund, Inc. (the “Fund”) is a diversified (as defined by the Investment Company Act of 1940, as amended), closed-end management investment company. The Fund was incorporated as a Maryland corporation on August 28, 2009.  The Fund has not yet commenced investment operations. The Fund’s primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

(a) Organization Costs

Organizational costs are expensed by the Fund as incurred.  Aberdeen Asset Managers Limited (“AAML”) will reimburse the Fund for all organizational expenses.

(b) Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as adjusted, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser

AAML is the Fund’s adviser (“Adviser”) and the Fund’s sub-adviser will be Aberdeen Asset Management Asia Limited (“AAMAL or Sub-Adviser”).  The Adviser is a United Kingdom limited company located at Bow Bells House, 1 Bread Street, London, England EC4M9HH.  The Sub-Adviser is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

AAML will be responsible for determining the Fund’s overall investment strategy and overseeing its implementation.  AAML will also manage the Fund’s investments and make investment decisions on behalf of the Fund.  AAML may delegate management responsibility for a portion of the Fund’s portfolio to AAMAL and AAMAL will manage such portion, if any, allocated to it by AAML.  Each of the Advisers is a registered investment adviser under the Advisers Act.

The Fund will pay the Adviser a fee at the annual rate of 1.00% of the Fund’s average weekly Managed Assets, computed based upon Managed Assets determined at the end of each week and payable at the end of each calendar month.  During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, which includes assets obtained through leverage.

The Adviser pays the fees of the Sub-Adviser at the annual rate of .50% of the portion of Fund’s Managed Assets allocated to the Sub-Adviser by the Adviser.  The fee is computed weekly and payable monthly.

(b) Administration

Aberdeen Asset Management Inc. (“AAMI”), will serve as the Fund’s administrator (“Administrator”).  The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Adviser and the Sub-Adviser.  The Fund pays a fee to the Administrator at an annual rate equal to .125% of the Fund’s average weekly Managed Assets up to $1 billion, .10% between $1 billion and $2 billion, and .075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week.

(c) Investor Relations

Under the terms of an Investor Relations Services Agreement, AAMI will serve as the Fund’s investor relations services provider. Pursuant to the terms of the Investor Relations Services Agreement, AAMI would provide, among other things, objective and timely information to shareholders based on publicly-available information; provide information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develop and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; respond to specific shareholder questions; and report activities and results to the Board and management detailing insight into general shareholder sentiment.

4. Organization and Offering Costs

The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) that exceed .20% (or $.05 per Common Share) of the Fund’s aggregate offering price. Assuming an offering of 10,000,000 common shares for $25 per share, the total offering and organizational costs are estimated to be approximately $1,220,000, $500,000 of which would be borne by the Fund and $720,000 of which would be paid by the Adviser. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual organizational and offering expenses to be paid by the Fund may vary substantially from these estimates. The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the common shares upon commencement of Fund operations.

5. Subsequent Events

The Fund’s charter was amended and restated as of June 21, 2013. Under the Amended and Restated charter, the Fund is authorized to issue up to 1,000,000,000 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date which the financial statements were issued and determined that there were none.

APPENDIX A

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.                          Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.                          Nature of and provisions of the obligation.

3.                          Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.                          Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.                          Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of August 29, 2012

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Managers Limited, a UK Corporation (“AAM UK”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).  These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or sub-advise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.                                        Definitions

A.                                    “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.                                    “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.                                   General Voting Policies

A.                                    Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.                                    Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.                                    Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.                                    Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.                                     Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.                                      Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.                                      No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.                                      Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.                                      Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.                                      Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.                                      Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.                                      Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.                                    Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.                                   Sub-advisers.  To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser.  However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.                                        Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.                                        Disclosure of Vote.  As disclosed in Part 2 of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.                              Specific Voting Policies

A.                                    General Philosophy.

•                  Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•                  Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•                  Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.                                    Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.                                    Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.                                    Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.                                     Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.                                      Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.                               Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.                                    Obtain Proxy.

Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“GVT”).  Proxies may also be delivered electronically by custodians using proxy services Institutional Shareholder Services (“ISS”).  Each proxy received is matched to the securities to be voted.

B.                                    Material Conflicts of Interest.

1.                                      Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.  Details of each conflict are maintained in a Conflicts of Interest Record.  The GVT is responsible for referring to the Conflicts of Interest Record to identify whether there is a material conflicts of interest relating to the securities to be voted.

2.                                      When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, this fact is highlighted by the GVT when the details of the vote are sent to the relevant Analyst.  The Analyst may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.  The Analyst is responsible for documenting their acknowledgement of the conflict, the method used to vote the proxy, and an appropriate rationale for their recommendation.

C.                                    Analysts.  The proxy administration process is carried out by the GVT.  The GVT ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the GVT will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the GVT.

The Analyst may consult with the GVT as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.  If a material conflict of interest is noted, the Analyst will follow the conflict of interest procedures set forth in Section IV.B.2 above.

D.                                    Vote.  The following describes the breakdown of responsibilities between the GVT and the Analyst in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The GVT is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures.  In addition, the GVT is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

The Aberdeen Advisers have engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.                                     Review.  GVT are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.                                    Documentation, Recordkeeping and Reporting Requirements

A.                                    Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The GVT is responsible for:

1.                                      Overseeing the proxy voting process;

2.                                      Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.                                      Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS.

B.                                    Record Keeping.

1.                                      Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account may be maintained by ISS.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th.  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain an undertaking from ISS to provide copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers and ISS may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.                                      As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.                                      Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.                                    Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part 2 of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a sub-adviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.                                    Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

PART C

Item 25.                                                  Financial Statements and Exhibits

1.              Financial Statements

Part A – None

Part B – Report of Independent Public Accounting Firm

Statement of Assets and Liabilities dated June 19, 2013

Statement of Operations for the period of June 19, 2013

2.              Exhibits

(a)(1)                  Articles of Incorporation dated as of August 28, 2009. (2)

(a)(2)                  Articles of Amendment dated as of December 6, 2010. (3)

(a)(3)                  Articles of Amendment and Restatement dated as of April 5, 2013. (1)

(b)                                 By-Laws of the Registrant. (1)

(c)                                  Not applicable.

(d)                                 The rights of security holders are defined in the Registrant’s Articles of Amendment and Restatement (Articles V and VII) and the Registrant’s By-Laws (Article II).

(e)                                  Form of Dividend Reinvestment Plan and Cash Purchase Plan. (4)

(f)                                   Not applicable.

(g)(1)                   Form of Investment Advisory Agreement. (4)

(g)(2)                   Form of Sub-Advisory Agreement. (4)

(h)(1)                  Form of Underwriting Agreement. (4)

(2)               Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated. (4)

(3)               Form of Structuring Fee Agreement with UBS Securities LLC. (4)

(i)                                     Not applicable.

(j)(1)                     Amended and Restated Master Custodian Agreement dated June 1, 2010 (the “Custodian Agreement”). (4)

(2)                     Form of Amendment to Custodian Agreement to include Aberdeen Global Diversified Fixed Income Fund, Inc. (4)

(k)(1)                  Form of Transfer Agency and Service Agreement. (4)

(2)               Form of Administration Agreement. (4)

(3)               Sub-Administration Agreement between Aberdeen Asset Management. and State Street Bank and Trust Company dated February 26, 2010. (4)

(4)               Form of Amendment to the Sub-Administration Agreement to include Aberdeen Global Diversified Fixed Income Fund, Inc. (4)

(5)               Form of Investor Relations Service Agreement. (4)

(l)                                    Opinion and Consent of Venable LLP with respect to legality of shares. (4)

(m)                             Not applicable.

(n)                                 Consent of Independent Registered Public Accounting Firm. (1)

(o)                                 Not applicable.

(p)                                 Form of Initial Subscription Agreement. (4)

(q)                                 Not applicable.

(r)(1)                     Code of Ethics of Adviser and Sub-Adviser Pursuant to Rule 17-j under the Investment Company Act of 1940. (4)

(r)(2)                     Code of Ethics of the Registrant Pursuant to Rule 17-j under the Investment Company Act of 1940. (4)

(s)                                   Powers of Attorney executed by Directors, President and Treasurer of the Registrant. (1)

(1)                                 Filed herewith.

(2)                                 Incorporated by reference to Pre-Effective Amendment No.1 to this Registration Statement, as filed with the Securities and Exchange Commission on September 1, 2009.

(3)                                 Incorporated by reference to Pre-Effective Amendment No.2 to this Registration Statement, as filed with the Securities and Exchange Commission on December 6, 2010.

(4)                                 To be filed by amendment.

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Item 26.                                                  Marketing Arrangements

See Exhibits (h)(1), (h)(2) and (h)(3).

Item 27.                                                  Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$
Printing	$
FINRA fees	$
Legal fees and expenses	$
Auditing fees and expenses	$
Miscellaneous	$
Total	$

Item 28.                                                  Persons Controlled By or Under Common Control with Registrant

None.

Item 29.                                                  Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of June 20, 2013.

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1

Item 30.                                                  Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article X of the Registrant’s Bylaws (as amended to date) provides:

Section 1. Indemnification of directors and Officers.  The Corporation shall, to the fullest extent permitted by the MGCL and the 1940 Act, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse the reasonable expenses in advance of ultimate disposition of a proceeding to any individual who is a present or former Director or officer of the Corporation and (a) who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) serves or has served at the request of the Corporation as a director, officer, partner, member, trustee, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. Rights to indemnification and advance of expenses provided by the Charter and the Bylaws of the Corporation shall vest immediately upon election of a director or officer.  The indemnification and other rights provided by this

3

Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 2. Indemnification of Employees and Agents.  Employees and agents who are not officers or Directors of the Corporation may be indemnified, and the reasonable expenses of such employee or agent may be paid or reimbursed, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the MGCL or the 1940 Act.

Section 3. Other Rights.  The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to any Director, officer, employee or agent by resolution, agreement or otherwise.  The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested Directors or otherwise.

Section 4. Amendments.  Neither the amendment nor repeal of this Article X, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article X, shall apply to or affect in any respect the applicability of this Article X with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5. Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 7 of the Investment Advisory Agreement, for provisions relating to limitation of liability of the Investment Adviser. Reference is made to Section 5 of the Administration Agreement for provisions relating to limitation of liability of the Administrator. Reference is made to Section 6 of the Underwriting Agreement for provisions relating to limitation of liability of the Underwriter.

The Registrant has entered into a separate agreement with each of the Registrant’s Directors, pursuant to which the Registrant has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Registrant, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the caption “Management—Directors and Officers” is incorporated by reference.

4

The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the 1940 Act (SEC No. 801-12880).

Item 32.                                                  Location of Accounts and Records

Investment Adviser:

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Item 33.                                                  Management Services

Not applicable.

Item 34.                                                  Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on the 21st day of June, 2013.

ABERDEEN GLOBAL DIVERSIFIED FIXED INCOME FUND, INC.

By:	/s/ Christian Pittard*
Name:	Christian Pittard
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ John Sievwright*	Chairman	June 21, 2013
John Sievwright

/s/ Martin J. Gilbert*	Director	June 21, 2013
Martin J. Gilbert

/s/ Christian Pittard*	President	June 21, 2013
Christian Pittard

/s/ Andrea Melia*	Treasurer and Principal Accounting Officer	June 21, 2013
Andrea Melia

/s/ Radhika Ajmera*	Director	June 21, 2013
Radhika Ajmera

/s/ P. Gerald Malone*	Director	June 21, 2013
P. Gerald Malone

/s/ Steven N. Rappaport*	Director	June 21, 2013
Steven N. Rappaport

/s/ Rahn K. Porter*	Director	June 21, 2013
Rahn K. Portert

*              This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ Lucia Sitar	Attorney-in-Fact	June 21, 2013
Lucia Sitar

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SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit
Exhibit (a)(3)	Articles of Amendment and Restatement
Exhibit (b)	By-Laws
Exhibit (n)	Independent Registered Public Accounting Firm Consent
Exhibit (s)	Powers of Attorney

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